                                                                  EXHIBIT 10.12

                  SERIES D PREFERRED STOCK PURCHASE AGREEMENT

     This Series D Preferred Stock Purchase Agreement (this "Agreement") is made and entered into as of February 4, 2000 by and among AllAdvantage.com, a California corporation (the "Company"), and the parties listed on the Schedule of Investors attached to this Agreement as Exhibit A (each hereinafter
                                           ---------
individually referred to as an "Investor" and collectively referred to as the "Investors").

     Whereas, the Company desires to sell to the Investors, and the Investors desire to purchase from the Company, shares of the Company's Series D Preferred Stock on the terms and conditions set forth in this Agreement;

     Now, therefore, the parties hereby agree as follows:

     1.   AGREEMENT TO PURCHASE AND SELL STOCK.
          ------------------------------------

          1.1  Authorization.  As of the Closing (as defined below), the Company
               -------------
will have authorized the issuance, pursuant to the terms and conditions of this Agreement, of at least 16,528,926 shares of the Company's Series D Preferred Stock, no par value (the "Series D Stock"), having the rights, preferences, privileges and restrictions set forth in the Amended and Restated Articles of Incorporation of the Company attached to this Agreement as Exhibit B (the
                                                           ---------
"Restated Articles").

          1.2  Agreement to Purchase and Sell.  The Company agrees to sell to
               ------------------------------
each Investor at the Closing, and each Investor agrees, severally and not jointly, to purchase from the Company at the Closing, the number of shares of Series D Stock set forth beside such Investor's name on Exhibit A, at a price of
                                                        ---------
$6.05 per share (the "Per Share Purchase Price"). The shares of Series D Stock purchased and sold pursuant to this Agreement will be collectively hereinafter referred to as the "Purchased Shares" and the shares of Common Stock issuable upon conversion of the Purchased Shares will be collectively hereinafter referred to as the "Conversion Shares".

     2.   CLOSING.
          -------

          2.1  The Closing.  The purchase and sale of the Purchased Shares will
               -----------
take place at the offices of Fenwick & West LLP, Two Palo Alto Square, Palo Alto, California, at 10:00 a.m. Pacific Time, on February 4, 2000 or at such other time and place as the Company and Investors who have agreed to purchase a majority of the Purchased Shares listed on Exhibit A mutually agree upon (which time and place are referred to in this Agreement as the "Closing"). At the Closing, the Company will deliver to each Investor a certificate representing the number of Purchased Shares that such Investor has agreed to purchase hereunder as shown on Exhibit A against delivery to the Company by such Investor of the full purchase price of such Purchased Shares, paid by (a) a check payable to the Company's order, (b) wire transfer of funds to the Company, or (c) any combination of the foregoing.

          2.2  Additional Closing(s).
               ---------------------

               (a) Conditions of Additional Closing(s). At any time and from
                   -----------------------------------
time to time during the thirty (30) day period immediately following the Closing (the "Additional Closing Period"), the Company may, at one or more additional closings (each an "Additional Closing"), without obtaining the signature, consent or permission of any of the Investors, offer and sell to other investors ("New Investors"), at a price of $6.05 per share, up to that number of shares of Series D Stock that is equal to 16,453,926 shares of Series D Stock less the number of shares of Series D Stock actually issued and sold by the Company at the Closing.

               (b) Amendments. The Company and the New Investors purchasing
                   ----------
Series D Stock at each Additional Closing will execute counterpart signature pages to this Agreement, the Investors' Rights Agreement (as defined in Section 5.11), the Voting Agreement (as defined in Section 5.12), and the Co-Sale Agreement (as defined in Section 5.13) and such New Investors will, upon delivery to the Company of such signature pages, become parties to, and bound by, this Agreement, the Investors' Rights Agreement, the Voting Agreement, and the Co-Sale Agreement, each to the same extent as if they had been Investors at the Closing. Immediately after each Additional Closing, Exhibit A to this Agreement will be amended to list the New Investors purchasing shares of Series D Stock hereunder and the number of shares of Series D Stock purchased by each New Investor under this Agreement at each such Additional Closing. The Company will promptly furnish to each Investor copies of the amendments to Exhibit A referred to in the preceding sentence.

               (c) Status of New Investors. Upon the completion of each
                   -----------------------
Additional Closing as provided in this Section 2, each New Investor will be deemed to be an "Investor" for all purposes of this Agreement, the Investors' Rights Agreement, the Voting Agreement and the Co-Sale Agreement.

     3.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY.  The Company hereby
          ---------------------------------------------
represents and warrants to each Investor that, except as set forth in the Schedule of Exceptions ("Schedule of Exceptions") attached to this Agreement as Exhibit C (which Schedule of Exceptions shall be deemed to be representations
---------
and warranties to the Investors by the Company under this Section 3), the statements in the following paragraphs of this Section 3 are all true and complete:

          3.1  Organization, Good Standing and Qualification.  The Company has
               ---------------------------------------------
been duly incorporated and organized, and is validly existing in good standing, under the laws of the State of California. The Company has the corporate power and authority to enter into and perform this Agreement, the Investors' Rights Agreement, the Voting Agreement and the Co-Sale Agreement, to own and operate its properties and assets, to issue and sell the Purchased Shares and the shares issuable on conversion of the Purchased Shares, and to carry on its business as currently conducted and as presently proposed to be conducted. The Company is duly qualified and is authorized to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so would not have a material adverse effect on the Company or its business.

          3.2  Capitalization.  The capitalization of the Company immediately
               --------------
prior to the Closing consists of the following:

               (a) Preferred Stock.  A total of 36,335,044 authorized shares of
                   ---------------
preferred stock, no par value per share (the "Preferred Stock"), consisting of 4,000,000 shares designated as Series A Preferred Stock ("Series A Stock"), 4,000,000 of which will be issued and outstanding, 2,500,000 shares designated as Series B Preferred Stock ("Series B Stock"), 2,500,000 of which will be issued and outstanding, 13,306,118 shares designated as Series C Preferred Stock ("Series C Stock"), 13,067,343 of which will be issued and outstanding, and 16,528,926 shares designated as Series D Preferred Stock ("Series D Stock"), none of which will be issued and outstanding. Upon the Closing, the rights, preferences and privileges of the Series A Stock, the Series B Stock, the Series C Stock and the Series D Stock, will be as stated in the Restated Articles and as provided by law.

               (b) Common Stock. A total of 150,000,000 authorized shares of
                   ------------
common stock, no par value per share (the "Common Stock"), of which 29,299,483 shares will be issued and outstanding.

               (c) Options, Warrants, Reserved Shares. Except for (i) the
                   ----------------------------------
conversion privileges of the Series A Stock, the Series B Stock, the Series C Stock and the Series D Stock, (ii) the 15,200,000 shares of Common Stock reserved for issuance under the Company's 1999 Equity Incentive Plan (under which options to purchase 9,682,883 shares are currently outstanding), (iii) the 7,361,317 shares of Common Stock reserved for issuance under the Company's 2000 Equity Incentive Plan (under which no options to purchase shares have been granted or are currently outstanding), and (iv) warrants to purchase 238,775 shares of Series C Stock and 75,000 shares of Series D Stock, there is no outstanding option, warrant, right (including conversion or preemptive rights) or agreement for the purchase or acquisition from the Company of any shares of its capital stock or any securities convertible into or ultimately exchangeable or exercisable for any shares of the Company's capital stock. Apart from the exceptions noted in this Section 3.2(c), and except for rights of first refusal held by the Company to purchase shares of its stock issued under stock purchase agreements and the Company's 1999 Equity Incentive Plan and 2000 Equity Incentive Plan (the "Plans"), no shares of the Company's outstanding capital stock, or stock issuable upon exercise or exchange of any outstanding options, warrants or rights, or other stock issuable by the Company, are subject to any preemptive rights, rights of first refusal or other rights to purchase such stock (whether in favor of the Company or any other person), pursuant to any agreement or commitment of the Company. As of the Closing under the terms of the Restated Articles, each outstanding share of Series A Stock shall be convertible into four shares of Common Stock, each outstanding share of Series B Stock shall be convertible into four shares of Common Stock, each outstanding share of Series C Stock shall be convertible into two shares of Common Stock and each outstanding share of Series D Stock shall be convertible into one share of Common Stock.

               (d) Except as set forth on Exhibit C, no stock plan, stock purchase, stock option or other agreement or understanding between the Company and any holder of any equity securities or rights to purchase equity securities provides for acceleration or other changes in the vesting provisions or other terms of such agreement or understanding as the result of any merger, consolidated sale of stock or assets, change in control or any other transaction(s) by the Company.

               (e) The outstanding shares of the capital stock of the Company are duly authorized and validly issued, fully paid and nonassessable, and have been approved by all requisite shareholder action. The outstanding shares of capital stock of the Company were issued in compliance with all applicable state and federal laws concerning the issuance of securities.

          3.3  Subsidiaries.  The Company does not presently own or control,
               ------------
directly or indirectly, any interest in any other corporation, partnership, trust, joint venture, association, or other entity.

          3.4  Due Authorization.  All corporate action on the part of the
               -----------------
Company's officers, directors and shareholders necessary for the authorization, execution, delivery of, and the performance of all obligations of the Company under, this Agreement, the Investors' Rights Agreement, the Voting Agreement, and the Co-Sale Agreement, the authorization, issuance, reservation for issuance and delivery of all of the Purchased Shares being sold under this Agreement and of the Conversion Shares and the filing of the Restated Articles has been taken other than any required shareholder approvals which will be taken prior to the Closing, and this Agreement constitutes, and the Investors' Rights Agreement, the Voting Agreement, and the Co-Sale Agreement, when executed and delivered, will constitute, valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or others laws of general application relating to or affecting the enforcement of creditors' rights generally and (ii) the effect of rules of law governing the availability of equitable remedies.

          3.5  Corporate Documents.  The Restated Articles and Bylaws of the
               -------------------
Company are each in the form provided to counsel for the Investors. The minute books of the Company contain minutes of all meetings of directors and shareholders and all actions by written consent without a meeting by the directors and shareholders since the date of incorporation and reflect accurately in all material respects all actions by the directors (and any committee of directors) and shareholders.

          3.6  Valid Issuance of Stock.
               -----------------------

               (a) The Purchased Shares, when issued and paid for as provided in this Agreement, will be duly authorized and validly issued, fully paid and nonassessable. The Conversion Shares and the shares of Common Stock issuable upon conversion of the Series D Preferred Stock have been duly and validly reserved for issuance upon conversion thereof and, when issued upon such conversion in accordance with the Restated Articles (assuming no change in the Restated Articles or in applicable law), will be duly authorized and validly issued, fully paid and nonassessable, and free of liens, encumbrances or restrictions on transfer other than restrictions on transfer under this Agreement, the Investors' Rights Agreement, the Voting Agreement, the Co-Sale Agreement or applicable law.

               (b) Assuming the accuracy of the representations made by the Investors in Section 4 hereof, the offer and sale of the Purchased Shares solely to the Investors in accordance with this Agreement and (assuming no change in currently applicable law or the Restated Articles, no transfer of Purchased Shares by any holder thereof and no commission or other remuneration is paid or given, directly or indirectly, for soliciting the issuance of Conversion Shares upon conversion of the Purchased Shares) the offer and sale of the Conversion Shares are exempt from the registration and prospectus delivery requirements of the U.S. Securities Act of 1933, as amended (the "1933 Act") and the securities registration and qualification requirements of the currently effective provisions of the securities laws of the States in which the Investors are resident based upon their addresses set forth on the Schedule of Investors attached hereto as Exhibit A.

          3.7  Governmental Consents.  No consent, approval, order or
               ---------------------
authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of the Company in order to enable the Company to execute, deliver and perform its obligations under this Agreement, the Investors' Rights Agreement, the Voting Agreement and the Co-Sale Agreement except for such qualifications or
                                               ------ ---
filings under applicable securities laws as may be required in connection with the transactions contemplated by this Agreement. All such filings will be made within the time prescribed by law.

          3.8  Litigation.  There is no action, suit, proceeding, claim,
               ----------
arbitration or investigation ("Action") pending (or, to the Company's knowledge, currently threatened) against the Company, its activities, properties or assets or, to the Company's knowledge, against any officer, director or employee of the Company in connection with such officer's, director's or employee's relationship with, or actions taken on behalf of, the Company.

          3.9  Invention Assignment and Confidentiality Agreement.  Each former
               --------------------------------------------------
and current employee and contractor of the Company has entered into and executed an Invention Assignment and Confidentiality Agreement substantially in the form attached to this Agreement as Exhibit D or an employment or consulting agreement
                              ---------
containing substantially similar terms.

          3.10 Status of Proprietary Assets.
               ----------------------------

               (a) Status. The Company has full title and ownership of, or is
                   ------
duly licensed under or otherwise authorized to use, all patents, patent applications, trademarks, service marks, trade names, copyrights, mask works, trade secrets, confidential and proprietary information, designs and proprietary rights (all of the foregoing collectively hereinafter referred to as the "Proprietary Assets"), necessary to enable it to carry on its business as now conducted and as presently proposed to be conducted without any conflict with or infringement of the rights of others.

          (b)  Licenses; Other Agreements.  The Company has not granted, and, to
               --------------------------
the Company's knowledge, there are not outstanding, any options, licenses or agreements of any kind relating to any Proprietary Asset of the Company, nor is the Company bound by or a party to any option, license or agreement of any kind with respect to any of its Proprietary Assets. The Company is not obligated to pay any royalties or other payments to third parties with respect to the marketing, sale, distribution, manufacture, license or use of any Proprietary Asset or any other property or rights. The Company has not received any communications alleging that the Company has violated, or by conducting its business as presently proposed would violate, any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity. The Company is not aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with their duties to the Company or that would conflict with the Company's business as presently proposed to be conducted. Neither the execution nor delivery by the Company of this Agreement, the Investors' Rights Agreement, the Voting Agreement or the Co-Sale Agreement, nor the carrying on of the Company's business by the employees of the Company, nor the conduct of the Company's business as presently proposed will, to the Company's knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any employee of the Company is now obligated. The Company does not believe it is or will be necessary to utilize any inventions, trade secrets or proprietary information of any of its employees made prior to their employment by the Company, except for inventions, trade secrets or proprietary information that have been assigned to the Company.

     3.11 Compliance with Law and Documents.  The Company is not in
          ---------------------------------
violation or default of any provisions of its Articles of Incorporation or Bylaws, both as amended, or of any instrument, judgment, order, writ, decree or contract to which it is a party, and to the Company's knowledge, except for any violations that individually and in the aggregate would have no material adverse impact on the Company's business, assets, financial condition, operations or prospects, the Company is in compliance with all applicable statutes, laws, regulations and executive orders of the United States of America and all states, foreign countries or other governmental bodies and agencies having jurisdiction over the Company's business or properties. The Company has not received any notice of any violation of any such statute, law, regulation or order which has not been remedied prior to the date hereof. The execution, delivery and performance of this Agreement, the Investors' Rights Agreement, the Voting Agreement and the Co-Sale Agreement and the consummation of the transactions contemplated hereby or thereby will not result in any such violation or default, or be in conflict with or result in a violation or breach of, with or without the passage of time or the giving of notice or both, the Company's Articles of Incorporation or Bylaws, any judgment, order or decree of any court or arbitrator to which the Company is a party or is subject, any agreement or contract of the Company, or, to the Company's knowledge, a violation of any statute, law, regulation or order, or an event which results in the creation of any lien, charge or encumbrance upon any asset of the Company.

          3.12  Registration Rights. Except as provided in the Investors' Rights
                -------------------
Agreement, the Company is not under any obligation to register under the 1933 Act any of its currently outstanding securities or any securities issuable upon exercise or conversion of its currently outstanding securities nor is the Company obligated to register or qualify any such securities under any state securities or blue sky laws.

          3.13  Full Disclosure.  The Company has provided the Investors with
                ---------------
all information requested by the Investors in connection with their decision to purchase the Purchased Shares. To the Company's knowledge, neither this Agreement, the Exhibits hereto, nor any other document delivered by the Company to Investors or their attorneys or agents in connection herewith or therewith or with the transactions contemplated hereby or thereby, contain any untrue statement of a material fact nor omit to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, the Private Placement Memorandum dated December 28, 1999 (the "Private Placement Memorandum") provided or made available to each of the Investors was prepared by the management of the Company in a good faith effort to describe the Company's then proposed business and products and the markets therefor. The assumptions applied in preparing the Private Placement Memorandum appeared reasonable to management of the Company as of the date thereof; however, there is no assurance that these assumptions will prove to be valid or that the objectives set forth in the Private Placement Memorandum will be achieved. To the Company's knowledge, there are no facts which (individually or in the aggregate) materially adversely affect the business, assets, liabilities, financial condition, prospects or operations of the Company (aside from general economic, stock market or industry conditions) that have not been set forth in the Agreement, the Exhibits hereto, or in other documents delivered to Investors or their attorneys or agents in connection herewith.

          3.14  Material Agreements.  There are no agreements, understandings,
                -------------------
instruments, contracts, proposed transactions, judgments, orders, writs or decrees to which the Company is a party or by which it is bound which may involve (i) obligations (contingent or otherwise) of, or payments to, the Company in excess of $50,000 (other than obligations of, or payments to, the Company arising from purchase or sale agreements entered into in the ordinary course of business), or (ii) the transfer or license of any patent, copyright, trade secret or other proprietary right to or from the Company (other than licenses arising from the purchase of "off the shelf" or other standard products), or (iii) provisions restricting the development, manufacture or distribution by the Company of its products or services, or (iv) indemnification by the Company with respect to infringements of proprietary rights (other than indemnification obligations arising from purchase or sale or license agreements entered into in the ordinary course of business).

          3.15  Title to Property and Assets.  The properties and assets the
                ----------------------------
Company owns are owned by the Company free and clear of all mortgages, deeds of trust, liens, encumbrances and security interests except for statutory liens for the payment of current taxes that are not yet delinquent and liens, encumbrances and security interests which arise in the ordinary course of business and which do not affect material properties and assets of the

Company. With respect to the property and assets it leases, the Company is in material compliance with such leases and has good title to the leasehold estates.

          3.16  Financial Statements.  Attached to this Agreement as Exhibit E
                --------------------                                 ---------
is an unaudited balance sheet of the Company dated December 31, 1999 (the "Balance Sheet Date") and an unaudited income statement of the Company for the period from inception to the Balance Sheet Date (all such financial statements being collectively referred to herein as the "Financial Statements").

                (a) Statements. Such Financial Statements (i) are in accordance
                    ----------
with the books and records of the Company; (ii) are true, correct and complete and present fairly the financial condition of the Company at the date or dates therein indicated and the results of operations for the period or periods therein specified; and (iii) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated, except as disclosed therein, provided, however, that the unaudited Financial Statements are subject to normal recurring year-end audit adjustments (which are not expected to be material) and do not contain all footnotes required under generally accepted accounting principles.

                (b) Liabilities. The Company has no material liabilities and, to
                    -----------
the best of its knowledge, knows of no material contingent liabilities not disclosed in the Financial Statements, except current liabilities incurred in the ordinary course of business subsequent to the Balance Sheet Date which have not been, either in any individual case or in the aggregate, materially adverse.

          3.17  Certain Actions.  Since the Balance Sheet Date, the Company has
                ---------------
not: (i) declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock; (ii) incurred any indebtedness for money borrowed or incurred any other liabilities individually in excess of $25,000 or in excess of $50,000 in the aggregate;
(iii) made any loans or advances to any person, other than ordinary advances for travel expenses; (iv) sold, exchanged or otherwise disposed of any material assets or rights other than the sale of inventory in the ordinary course of its business; or (v) except for the grant of options under the Company's 1999 Equity Incentive Plan and 2000 Equity Incentive Plan, entered into any material transactions with any of its officers, directors or employees or any entity controlled by any of such individuals.

          3.18  Activities Since Balance Sheet Date.  Since the Balance Sheet
                -----------------------------------
Date, there has not been:

                (a) any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the assets, properties, financial condition, operating results, prospects or business of the Company (as presently conducted and as presently proposed to be conducted);

                (b) any waiver by the Company of a valuable right or of a material debt owed to it;

          (c) any material change or amendment to a material contract or arrangement by which the Company or any of its assets or properties is bound or subject, except for changes or amendments which are expressly provided for or disclosed in this Agreement;

          (d) any change in the assets, liabilities, financial condition or operations of the Company from that reflected in the Financial Statements, other than changes in the ordinary course of business, none of which individually or in the aggregate has had or is expected to have a material adverse effect on such assets, liabilities, financial condition or operations of the Company;

          (e) any mortgage, pledge, transfer of a security interest in, or lien created by the Company, with respect to any of its material properties or assets, except liens for taxes not yet due or payable;

          (f) any material change, except in the ordinary course of business, in the contingent obligations of the Company by way of guaranty, endorsement, indemnity, warranty or otherwise;

          (g) any resignation or termination of any officer or key employee of the Company; and the Company, to the best of its knowledge, does not know of the impending resignation or termination of employment of any such officer or key employee;

          (h) any material change in any compensation arrangement or agreement of the Company with any employee, officer, director or shareholder of the Company;

          (i) any labor organization activity of the Company;

          (j) any sale, assignment or transfer by the Company of any of its patents, trademarks, copyrights, trade secrets or other intangible assets;

          (k) to the Company's knowledge, any other event or condition of any character which would materially and adversely affect the assets, properties, financial condition, operating results or business of the Company; and

          (l) any arrangement or commitment by the Company to do any of the preceding acts described in subsections (a) - (k) above.

     3.19 Agreements; Action.  The Company has not engaged in the past
          ------------------
three (3) months in any discussion (i) with any representative of any corporation or corporations regarding the consolidation or merger of the Company with or into any such corporation or corporations, (ii) with any corporation, partnership, association or other business entity or any individual regarding the sale, conveyance or disposition of all or substantially all of the assets of the Company, or a transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Company would be disposed of, or (iii) regarding any other form of acquisition, liquidation, dissolution or winding up of the Company.

          3.20  Obligations to Related Parties.  There are no obligations of the
                ------------------------------
Company to officers, directors, shareholders, or employees of the Company other than (a) for payment of salary for services rendered, (b) reimbursement for reasonable expenses incurred on behalf of the Company, (c) for other standard employee benefits made generally available to all employees (including equity incentive agreements outstanding under any equity incentive plan approved by the Board of Directors of the Company) or (d) as provided in stock purchase agreements previously entered into. None of the officers, directors or shareholders of the Company, or any members of their immediate families, is, directly or indirectly, interested in any material contract with the Company (other than such contracts as relate to any such person's ownership of capital stock or other securities of the Company). Except as may be disclosed in the Financial Statements, the Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

          3.21  ERISA Plans.  The Company does not have any Employee Pension
                -----------
Benefit Plan as defined in Section 3 of the Employee Retirement Income Security Act of 1974, as amended.

          3.22  Obligations of Management.  To the knowledge of the Company,
                -------------------------
each officer of the Company, excluding the Assistant Secretary, is currently devoting one hundred percent (100%) of his or her business time to the conduct of the business of the Company. The Company is not aware that any officer or key employee of the Company is planning to work less than full time at the Company in the future. No officer or key employee of the Company is currently working or, to the Company's knowledge, plans to work for a competitive enterprise, whether or not such officer or key employee is or will be compensated by such enterprise.

          3.23  Tax Returns and Payments.  The Company has timely filed all tax
                ------------------------
returns and reports required by law and has never been audited by any state or federal taxing authority. All tax returns and reports of the Company are true and correct in all material respects. The Company has paid all taxes and other assessments due, except those, if any, currently being contested by it in good faith which are listed in the Schedule of Exceptions.

          3.24  Section 83(b) Elections.  To the Company's knowledge, all
                -----------------------
elections and notices permitted by Section 83(b) of the U.S. Internal Revenue Code of 1986, as amended ("IRC"), and any analogous provisions of applicable state tax laws have been timely filed by all employees who have purchased shares of the Company's common stock under agreements that provide for the vesting of such shares.

          3.25  Labor Agreements and Actions.  The Company is not bound by or
                ----------------------------
subject to any contract, commitment or arrangement with any labor union, and to the Company's best knowledge, no labor union has requested, sought or attempted to represent any employees, representatives or agents of the Company. There is no strike or other labor dispute involving the Company pending nor, to the Company's best knowledge, threatened, nor is the Company aware of any labor organization activity involving its employees.

          3.26  Insurance.  The Company has in full force and effect fire and
                ---------
casualty insurance policies, with extended coverage, sufficient in amount (subject to reasonable deductibles) to allow it to replace any of its properties that might be damaged or destroyed.

          3.27  Environmental and Safety Laws.  The Company is not in violation
                -----------------------------
of any applicable statue, law or regulation relating to the environment or occupational health and safety, and, to its knowledge, no material expenditures by the Company are or will be required in order to comply with any such existing statute, law or regulation.

          3.28  Real Property Holding Corporation Status.  Since its inception,
                ----------------------------------------
the Company has not been a "United States real property holding corporation", as defined in Section 897(c)(2) of the IRC, and in Section 1.897-2(b) of the Treasury Regulations issued thereunder (the "Regulations"), and the Company has filed with the Internal Revenue Service all statements, if any, with its United States income tax returns which are required under Section 1.897-2(h) of the Regulations.

          3.29  Year 2000 Compliance.  All of the Company's software products,
                --------------------
devices and programs will operate prior to, during and after the calendar year 2000 A.D. without material error relating to date data that represents or references different centuries or more than one century, other than such errors which have not have nor would reasonably be expected to have, individually or in the aggregate, a material adverse effect on the Company's business as presently conducted or as proposed by the Company to be conducted. Other than any of the following which has not had nor could reasonably be expected to have a material adverse effect, individually or in the aggregate, on the Company's business as presently conducted or as proposed by the Company to be conducted without limiting the generality of the foregoing:

          (a) each such software product, device or program will not abnormally end or provide invalid or incorrect results as a result of date data including date data that represents or references different centuries or more than one century;

          (b) each such product, device or program has been designed to ensure Year 2000 compatibility, including, but not limited to, date data century recognition, calculations that accommodate same century and multi-century formulas and date values and date data interface values that reflect the century; and

          (c) each such program includes "Year 2000 Capabilities." For the purposes hereof, "Year 2000 Capabilities" means each such product, device or program to the extent applicable: which (i) manages and manipulates data involving dates, including single century formulas and multi-century formulas, and will not cause an abnormally ending scenario within the application or generate incorrect values or invalid results involving such dates; and (ii) provides that all date-related interface functionalities and data fields include the indication of century.

     4.   REPRESENTATIONS, WARRANTIES AND CERTAIN AGREEMENTS OF INVESTORS.  Each
          ---------------------------------------------------------------
Investor hereby represents and warrants to, and agrees with, the Company, severally and not jointly, that:

          4.1  Authorization.  This Agreement constitutes such Investor's valid
               -------------
and legally binding obligation, enforceable in accordance with its terms except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors' rights generally and (ii) the effect of rules of law governing the availability of equitable remedies. Each Investor represents that such Investor has full power and authority to enter into this Agreement, the Investors' Rights Agreement, the Voting Agreement and the Co-Sale Agreement.

          4.2  Purchase for Own Account.  The Purchased Shares to be purchased
               ------------------------
by such Investor hereunder will be acquired for investment for such Investor's own account, not as a nominee or agent, and not with a view to the public resale or distribution thereof within the meaning of the 1933 Act, and such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. If not an individual, such Investor also represents that such Investor has not been formed for the specific purpose of acquiring Purchased Shares.

          4.3  Disclosure of Information.  Such Investor has received or has had
               -------------------------
full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the Purchased Shares to be purchased by such Investor under this Agreement. Such Investor further has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Purchased Shares and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to such Investor or to which such Investor had access.
The foregoing, however, does not in any way limit or modify the representations and warranties made by the Company in Section 3.

          4.4  Investment Experience.  Such Investor understands that the
               ---------------------
purchase of the Purchased Shares involves substantial risk. Such Investor: (i) has experience as an investor in securities of companies in the development stage and acknowledges that such Investor is able to fend for itself, can bear the economic risk of such Investor's investment in the Purchased Shares and has such knowledge and experience in financial or business matters that such Investor is capable of evaluating the merits and risks of this investment in the Purchased Shares and protecting its own interests in connection with this investment and/or (ii) has a preexisting personal or business relationship with the Company and certain of its officers, directors or controlling persons of a nature and duration that enables such Investor to be aware of the character, business acumen and financial circumstances of such persons.

          4.5  Accredited Investor Status.  Such Investor is an "accredited
               --------------------------
investor" within the meaning of Regulation D promulgated under the 1933 Act.

          4.6  Restricted Securities.  Such Investor understands that the
               ---------------------
Purchased Shares are characterized as "restricted securities" under the 1933 Act inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under the 1933 Act and applicable regulations thereunder such securities may be resold without registration under the 1933 Act only in certain limited circumstances. In this connection, such Investor represents that such Investor is familiar with Rule 144 of the U.S. Securities and Exchange Commission (the "SEC"), as presently in effect, and understands the resale limitations imposed thereby and by the 1933 Act. Such Investor understands that the Company is under no obligation to register any of the securities sold hereunder except as provided in the Investors' Rights Agreement. Such Investor understands that no public market now exists for any of the Purchased Shares and that it is uncertain whether a public market will ever exist for the Purchased Shares or the Conversion Shares.

          4.7  Further Limitations on Disposition.  Without in any way limiting
               ----------------------------------
the representations set forth above, such Investor further agrees not to make any disposition of all or any portion of the Purchased Shares or the Conversion Shares unless and until:

               (a) there is then in effect a registration statement under the 1933 Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

               (b) such Investor shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and, if reasonably requested by the Company, at the expense of such Investor or its transferee, with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such securities under the 1933 Act.

Notwithstanding the provisions of paragraphs (a) and (b) above, no such registration statement or opinion of counsel shall be required: (i) for any transfer of any Purchased Shares or Conversion Shares in compliance with SEC Rule 144 or Rule 144A, or (ii) for any transfer of Purchased Shares or Conversion Shares by an Investor that is a partnership or a corporation to (A) a partner of such partnership or shareholder of such corporation, (B) a retired partner of such partnership who retires after the date hereof, or (C) the estate of any such partner or shareholder, or (iii) for any transfer of Purchased Shares or Conversion Shares by a limited liability company to its members or former members, or (iv) for the transfer by gift, will or intestate succession by any Investor to his or her spouse or lineal descendants or ancestors or any trust for any of the foregoing; provided that in each of the foregoing cases,
                                --------
other than in clause (i) above, the transferee agrees in writing to be subject to the terms of this Section 4 (other than Section 4.5) to the same extent as if the transferee were an original Investor hereunder.

          4.8  Legends.  It is understood that the certificates evidencing the
               -------
Purchased Shares and the Conversion Shares will bear the legends set forth below:

               (a) The securities represented hereby have not been registered under the Securities Act of 1933, as amended (the "Act"), or under the securities laws of certain states. These securities are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Act and the applicable state securities laws, pursuant to registration or exemption therefrom. investors should be aware that they may be required to bear the financial risks of this investment for an indefinite period of time. The issuer of these securities may require an opinion of counsel in form and substance satisfactory to the issuer to the effect that any proposed transfer or resale is in compliance with the Act and any applicable state securities laws.

               (b) Any legend required by the laws of the State of California, including any legend required by the California Department of Corporations and Sections 417 and 418 of the California Corporations Code or any other state securities laws, including a legend substantially in the form of the following:


     The shares evidenced by this certificate: (1) are convertible into shares of common stock of the Company at the option of the holder at any time prior to automatic conversion thereof; and (2) automatically convert into common stock of the Company in the event of a public offering meeting certain requirements or upon certain consents of the holders of the Company's preferred stock; all pursuant to and upon the terms and conditions specified in the Company's Articles of Incorporation. A copy of such Articles of Incorporation may be obtained, without charge, at the Company's principal office.

The legend set forth in (a) above shall be removed by the Company from any certificate evidencing Purchased Shares or Conversion Shares upon delivery to the Company of an opinion by counsel, reasonably satisfactory to the Company (which counsel may be counsel to the Company), that a registration statement under the 1933 Act is at that time in effect with respect to the legended security or that such security can be freely transferred in a public sale without such a registration statement being in effect and that such transfer will not jeopardize the exemption or exemptions from registration pursuant to which the Company issued the Purchased Shares or Conversion Shares.

     5.   CONDITIONS TO INVESTORS' OBLIGATIONS AT CLOSING.  The obligations of
          -----------------------------------------------
each Investor under Section 2 of this Agreement are subject to the fulfillment or waiver, on or before the Closing, of each of the following conditions, the waiver of which shall not be effective against any Investor who does not consent to such waiver, which consent may be given by written, oral or telephone communication to the Company, its counsel or to special counsel to the
Investors:

          5.1  Representations and Warranties True.  Each of the representations
               -----------------------------------
and warranties of the Company contained in Section 3 shall be true and complete on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

          5.2  Performance.  The Company shall have performed and complied with
               -----------
all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing and shall have obtained all approvals, consents and qualifications necessary to complete the purchase and sale described herein.

          5.3  Restated Articles Effective.  The Restated Articles shall have
               ---------------------------
been duly adopted by the Company by all necessary corporate action of its Board of Directors and shareholders, and shall have been duly filed with and accepted by the Secretary of State of the State of California.

          5.4  Compliance Certificate.  The Company shall have delivered to each
               ----------------------
Investor at the Closing a certificate signed on its behalf by its President, Chief Executive Officer, or Chief Financial Officer certifying that the conditions specified in Sections 5.1, 5.2 and 5.3 have been fulfilled and stating that there has been no material adverse change in the business, affairs, prospects, operations, properties, assets or condition of the Company not previously disclosed to the Investors in writing.

          5.5  Securities Exemptions.  The offer and sale of the Purchased
               ---------------------
Shares to the Investors pursuant to this Agreement shall be exempt from the registration requirements of the 1933 Act, the qualification requirements of the Law and the registration and/or qualification requirements of all other applicable state securities laws.

          5.6  Proceedings and Documents.  All corporate and other proceedings
               -------------------------
in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to each Investor and to the Investors' special counsel, and they shall each have received all such counterpart originals and certified or other copies of such documents as they may reasonably request. Such documents shall include (but not be limited to) the following:

               (a) Certified Charter Documents. A copy of the Restated Articles
                   ---------------------------
and the Bylaws of the Company (as amended through the date of the Closing), certified by the Secretary of the Company as true and correct copies thereof as of the Closing.

               (b) Corporate Actions.  A copy of the resolutions of the Board of
                   -----------------
Directors and, if required, the shareholders of the Company evidencing the authorization of the amendment to the Company's Articles of Incorporation providing for the authorization of the Series D Stock, the approval of this Agreement, the Investors' Rights Agreement, the Voting Agreement and the Co-Sale Agreement, the issuance of the Purchased Shares and the other matters contemplated hereby, certified by the Secretary of the Company to be true, complete and correct.

               (c) Consents, Permits and Waivers. The Company shall have
                   --------
obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by this Agreement, the Investors' Rights Agreement, the Voting Agreement and the Co-Sale Agreement (except for such as may be properly obtained subsequent to the Closing).

          5.7   Bylaws.  The Bylaws of the Company shall be in the form
                ------
previously presented to special counsel to the investors and shall provide that the authorized number of members of the Board of Directors of the Company shall be a variable number between five (5) and nine (9) persons.

          5.8   Board of Directors.  The directors of the Company shall be James
                ------------------
Jorgensen, Johannes Pohle, David Pidwell, John Shoch, Richard LeFurgy, Thomas Unterman and Bill Burnham with the eighth director to be elected to the Board following the Closing.

          5.9   No Material Change.  There shall have been no material adverse
                ------------------
change in the business, affairs, prospects, operations, properties, assets or condition of the Company.

          5.10  Opinion of Company Counsel.  Each Investor shall have received
                --------------------------
an opinion from Fenwick & West, LLP, counsel for the Company, dated as of the date of the Closing, in the form attached hereto as Exhibit F.
                                                    ---------

          5.11  Investors' Rights Agreement.  The Company and each Investor
                ---------------------------
shall have executed and delivered the Second Amended and Restated Investors' Rights Agreement in the form attached to this Agreement as Exhibit G (the
                                                           ---------
"Investors' Rights Agreement").

          5.12  Voting Agreement.  The Company, each Investor and certain
                ----------------
shareholders shall have executed and delivered the Second Amended and Restated Voting Agreement in the form attached to this Agreement as Exhibit H (the
                                                           ---------
"Voting Agreement").

          5.13  Co-Sale Agreement.  The Company, each Investor and certain
                -----------------
shareholders shall have executed and delivered the Amended and Restated Co-Sale Agreement in the form attached to this Agreement as Exhibit I (the "Co-Sale
                                                    ---------
Agreement").

          5.14  Hart-Scott-Rodino Compliance.  All applicable waiting periods
                ----------------------------
under the Hart-Scott-Rodino Antitrust Improvements Act shall have expired or early termination shall have been granted by both the Federal Trade Commission and the United States Department of Justice.

     6.   CONDITIONS TO THE COMPANY'S OBLIGATIONS AT CLOSING.  The obligations
          --------------------------------------------------
of the Company to each Investor under this Agreement are subject to the fulfillment or waiver on or before the Closing of each of the following conditions by such Investor:

          6.1   Representations and Warranties.  The representations and
                ------------------------------
warranties of such Investor contained in Section 4 shall be true and complete on the date of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

          6.2   Payment of Purchase Price.  Each Investor shall have delivered
                -------------------------
to the Company the purchase price specified for such Investor on Exhibit A in accordance with the provisions of Section 2.

          6.3  Restated Articles Effective.  The Restated Articles shall have
               ---------------------------
been duly adopted by the Company by all necessary corporate action of its shareholders, and shall have been duly filed with and accepted by the Secretary of State of the State of California.

          6.4  Securities Exemptions.  The offer and sale of the Purchased
               ---------------------
Shares to the Investors pursuant to this Agreement shall be exempt from the registration requirements of the 1933 Act, the qualifications requirements of the Law and the registration and/or qualification requirements of all other applicable state securities laws, except to the extent that the failure of this condition to be satisfied results from or is attributable to any action by the Company or any of its officers, directors, employees or shareholders or any action required to be taken by any such person in conjunction with such registration or qualification and not so taken.

          6.5  Investors' Rights Agreement.  Each Investor shall have executed
               ---------------------------
and delivered the Investors' Rights Agreement.

          6.6  Voting Agreement.  Each Investor and certain shareholders shall
               ----------------
have executed and delivered the Voting Agreement.

          6.7  Co-Sale Agreement.  Each Investor and certain shareholders shall
               -----------------
have executed and delivered the Co-Sale Agreement.

          6.8  Lock-Up Agreement.  Each Investor and all shareholders shall have
               -----------------
executed and delivered the Lock-Up Agreement in substantially the form attached to this Agreement as Exhibit J (the "Lock-Up Agreement").
                     ---------

          6.9  NASD Questionnaire.  Each Investor and all shareholders shall
               ------------------
have completed, executed and delivered the NASD Questionnaire in substantially the form attached to this Agreement as Exhibit K (the "NASD Questionnaire").
                                       ---------

          6.10 Hart-Scott-Rodino Compliance.  All applicable waiting periods
               ----------------------------
under the Hart-Scott-Rodino Antitrust Improvements Act shall have expired or early termination shall have been granted by both the Federal Trade Commission and the United States Department of Justice.

     7.   COVENANTS OF THE COMPANY.
          ------------------------

          7.1  Books.  The Company will maintain true books and records of
               -----
account in which full and correct entries will be made of all business transactions required to be maintained pursuant to a system of accounting established and administered in accordance with generally accepted accounting principles consistently applied, and will set aside on its books all such proper accruals and reserves as shall be required under generally accepted accounting principles consistently applied.

          7.2  Stock Vesting. Unless otherwise approved by the Board of
               -------------
Directors: (i) all incentive stock options and other incentive stock equivalents issued by the Company after the date of this Agreement to its employees, directors, consultants and other service providers shall be subject to vesting as follows: (a) each option, of the stock issuable thereunder, will vest as to twenty-five percent (25%) of such stock at the end of the first year following the earlier of the date of issuance of such option or such person's services commencement date with the Company, and (b) seventy-five percent (75%) of such stock over the remaining three (3) years; and (ii) with respect to any shares of stock purchased by any such person, the Company's repurchase option shall provide that upon such person's termination of employment and/or service with the Company, with or without cause, the Company or its assignee (to the extent permissible under applicable securities laws and other laws) shall have the option to purchase at cost any unvested shares of stock held by such person.

          7.3  Proprietary Information and Inventions Agreement. The Company
               ------------------------------------------------
shall require all employees and consultants to execute and deliver an Invention Assignment and Confidentiality Agreement substantially in the applicable form attached to this Agreement as Exhibit D.
                              ---------

          7.4  Real Property Holding Corporation. The Company covenants that,
               ---------------------------------
unless otherwise approved by the Board of Directors, it will operate in a manner such that it will not become a "United States real property holding corporation" (a "USRPHC") as that term is defined in IRC Section 897(c)(2), and the regulations thereunder ("FIRPTA"). The Company agrees to make determinations as to its status as a USRPHC, and will file statements concerning those determinations with the Internal Revenue Service, in the manner and at the times required under IRC Reg. (S) 1.897-2(h), or any supplementary or successor provision thereto. Within 30 days of a request from an Investor or any of its partners, the Company will inform the requesting party, in the manner set forth in IRC Reg. (S) 1.897- 2(h)(1) or any supplementary or successor provision thereto, whether that party's interest in the Company constitutes a United States real property interest (within the meaning of IRC Section 897(c)(1) and the regulations thereunder) and whether the Company has provided to the Internal Revenue Service all required notices as to its USRPHC status.

          7.5  Right of First Refusal. Unless otherwise approved by the Board of
               ----------------------
Directors, each person who, after the Closing, holds shares of common stock or Series A Preferred Stock or other securities of the Company or any option, warrant or right to acquire such shares or other securities, pursuant to any benefit, bonus or incentive plan of the Company will be bound by an agreement granting the Company an assignable right of first refusal with respect to transfers of such shares of common stock or other securities (excluding transfers to immediate family members, or trusts therefor, transfers upon a statutory merger or consolidation of the Company, or upon the winding up or dissolution of the Company), provided that such right of first refusal terminates upon the Company's initial public offering (the "IPO") of its common stock pursuant to an effective registration statement filed under the Securities Act or such shares of common stock or other securities are exchanged for or converted into capital stock of a company subject to the registration and/or reporting requirements under Section 12 and/or 13 of the Exchange Act of 1934, as amended.

          7.6  Transferability. Unless otherwise approved by the Board of
               ---------------
Directors, options granted under the 1999 Equity Incentive Plan or 2000 Equity Incentive Plan, and any interest therein, will not be transferable or assignable by the grantee of such option prior to vesting other than by will or by the laws of descent and distribution.

          7.7  Termination.  The provisions of Sections 7.1 through 7.7 above
               -----------
shall terminate (a) immediately before the closing of the IPO or (b) upon (1) the acquisition of all or substantially all the assets of the Company or (2) an acquisition of the Company by another corporation or entity by consolidation, merger or other reorganization in which the holders of the Company's outstanding voting stock immediately prior to such transaction own, immediately after such transaction, securities representing less than fifty percent (50%) or more of the voting power of the corporation or other entity surviving such transaction.

     8.   GENERAL PROVISIONS.
          ------------------

          8.1  Survival of Warranties.  The representations, warranties and
               ----------------------
covenants of the Company and the Investors contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of any of the Investors, their counsel or the Company, as the case may be.

          8.2  Successors and Assigns.  The terms and conditions of this
               ----------------------
Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties.

          8.3  Governing Law.  This Agreement shall be governed by and construed
               -------------
under the internal laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California, without reference to principles of conflict of laws or choice of laws.

          8.4  Counterparts.  This Agreement may be executed in two or more
               ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

          8.5  Headings.  The headings and captions used in this Agreement are
               --------
used for convenience only and are not to be considered in construing or interpreting this Agreement. All references in this Agreement to sections, paragraphs, exhibits and schedules shall, unless otherwise provided, refer to sections and paragraphs hereof and exhibits and schedules attached hereto, all of which exhibits and schedules are incorporated herein by this reference.

          8.6  Notices.  Unless otherwise provided, any notice required or
               -------
permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on Exhibit A or, in the case of the Company, at 25954 Eden Landing Road, Hayward, CA 94545, or at such other address as any party or the Company may designate by giving ten (10) days advance written notice to all other parties.

          8.7  No Finder's Fees.  Each party represents that it neither is nor
               ----------------
will be obligated for any finder's or broker's fee or commission in connection with this transaction. Each Investor agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finders' or broker's fee (and any asserted liability) for which the Investor or any of its officers, partners, employees, or representatives is responsible. The Company agrees to indemnify and hold harmless each Investor from any liability for any commission or compensation in the nature of a finder's or broker's fee (and any asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

          8.8  Costs, Expenses.  The Company shall pay in connection with the
               ---------------
preparation, execution and delivery of this Agreement and the issuance of the Purchased Shares, the fees and out-of-pocket expenses of Sullivan & Cromwell, special counsel to the Investors, with respect thereto, such fees and expenses not to exceed $15,000. The Company has retained Credit Suisse First Boston as Placement Agent for this offering, for which the Company has agreed to pay the Placement Agent a fee and reimburse its reasonable expenses.

          8.9  Amendments and Waivers.  Except as specified in Section 2.2, any
               ----------------------
term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of Purchased Shares and/or Conversion Shares representing at least a majority of the aggregate number of shares of Common Stock into which the Purchased Shares then are convertible and/or have been converted (excluding any of such shares that have been sold to the public or pursuant to SEC Rule
144). Any amendment or waiver effected in accordance with this Section shall be binding upon each holder of any Purchased Shares and/or Conversion Shares at the time outstanding, each future holder of such securities, and the Company;

provided, however, that no condition set forth in Section 5 may be waived with
--------  -------
respect to any Investor who does not consent thereto; and provided further, that
                                                          -------- -------
New Investors may become parties to this Agreement in accordance with Section
2.2 without any amendment of this Agreement or any consent or approval of any Investor.

          8.10 Waiver of Conflict of Interest.  Each Investor and the Company
               ------------------------------
is aware that Fenwick & West LLP ("F&W") may have previously performed and may continue to perform certain legal services for certain of the Investors in matters unrelated to F&W's representation of the Company. In connection with its Investor representation, F&W may have obtained confidential information of such Investors that could be material to F&W's representation of the Company in connection with negotiation, execution and performance of this Agreement. In addition, F&W Investments 2000, an affiliate of F&W, may invest as an Investor under the terms of this Agreement. By signing this Agreement, each Investor and the Company hereby acknowledges that the terms of this Agreement were negotiated between the Investors and the Company and are fair and reasonable, waives any potential conflict of interest arising out of such representation or such possession of confidential information and consents to the investment by F&W Investments 2000. Each Investor and the Company further represents that it has had the opportunity to be, or has been, represented by independent counsel in giving the waivers contained in this Section 8.10.

          8.11  Severability.  If one or more provisions of this Agreement are
                ------------
held to be unenforceable under applicable law, such provision(s) shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

          8.12  Entire Agreement.  This Agreement, together with all exhibits
                ----------------
and schedules hereto, constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence, agreements, understandings duties or obligations between the parties with respect to the subject matter hereof.

          8.13  Further Assurances.  From and after the date of this Agreement,
                ------------------
upon the request of any Investor or the Company, the Company and the Investors shall execute and deliver such instruments, documents or other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

                 [Remainder of Page Intentionally Left Blank]

     In Witness Whereof, the parties hereto have executed this Agreement as of the date first written above.

THE COMPANY:                                      THE INVESTORS:
-----------                                       -------------
By:   /s/ CARL T. ANDERSON                        SOFTBANK CAPITAL PARTNERS LP
                                                  (please print name here)
                                                          -----
Name:    Carl T. Anderson
                                                  By: /s/ STEVEN J. MURRAY
Title:   Secretary

Address: 2954 Eden Landing Road                   Name:  Steven J. Murray
         Hayward, CA 94545                        Title: Admin. Member of G.P.
                                                  Address: 1188 Centre St.
                                                           Newton Center, MA 02459

                                                  SOFTBANK CAPITAL ADVISORS FUND LP
                                                  (please print name here)
                                                          -----

                                                  By: /s/ STEVEN J. MURRAY

                                                  Name:  Steven J. Murray
                                                  Title: Admin Member of GP
                                                  Address: 1188 Centre St.
                                                           Newton, MA 02459

                                                  The Putnam Advisory Company, Inc. on behalf of
                                                  PUTNAM EMERGING INFORMATION SCIENCES TRUST S.A.
                                                  (please print name here)
                                                          -----

                                                  By: /s/ JOHN R. VERANI

                                                  Name:  John R. Verani
                                                  Title: Senior Vice President
                                                  Address: One Post Office Square
                                                           Boston, Massachusetts 02109

                      [SIGNATURE PAGE TO ALLADVANTAGE.COM
                 SERIES D PREFERRED STOCK PURCHASE AGREEMENT]

                                   THE INVESTORS:
                                   -------------

                                   Putnam Investment Management, Inc. on
                                   behalf of PUTNAM OTC & EMERGING GROWTH FUND
                                   (please print name here)
                                           -----

                                   By: /s/ JOHN R. VERANI

                                   Name:   John R. Verani
                                   Title: Senior Vice President
                                   Address: One Post Office Square
                                            Boston, Massachusetts 02109

                                   T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC. (please print name here)
                                           -----

                                   By: /s/ CHARLES A. MORRIS

                                   Name:   Charles A. Morris
                                   Title: President
                                   Address: 100 East Pratt Street
                                            Baltimore, MD 21202

                                   CREDIT SUISSE FIRST BOSTON VENTURE FUND I, LP (please print name here)
                                           -----

                                   By: /s/ FRANK QUATTRONE

                                   Name:   Frank Quattrone
                                   Title: Member
                                   Address: 2400 Hanover Street
                                            Palo Alto, CA 94304

                      [SIGNATURE PAGE TO ALLADVANTAGE.COM
                 SERIES D PREFERRED STOCK PURCHASE AGREEMENT]

                                        THE INVESTORS:
                                        -------------

                                        DLJ ESC II, L.P.
                                        BY: DLJ LBO PLANS MANAGEMENT CORPORATION
                                        (please print name here)
                                                -----

                                        By: /s/ IVY DODES

                                        Name:   Ivy Dodes
                                        Title: Vice President
                                        Address: 277 Park Avenue, 23/rd/ Flr.
                                                 New York, NY 10172

                                        DLJ FUND INVESTMENT PARTNERS II, L.P.
                                        BY: DLJ LBO PLANS MANAGEMENT CORPORATION
                                        (please print name here)

                                        By: /s/ IVY DODES

                                        Name:   Ivy Dodes
                                        Title: Vice President
                                        Address: 277 Park Avenue, 23/rd/ Flr.
                                                 New York, NY 10172

                                        DLJ PRIVATE EQUITY EMPLOYEES FUND, L.P.
                                        BY: DLJ LBO PLANS MANAGEMENT CORPORATION
                                        (please print name here)
                                                -----

                                        By: /s/ IVY DODES

                                        Name:   Ivy Dodes
                                        Title: Vice President
                                        Address: 277 Park Avenue, 23/rd/ Flr.
                                                 New York, NY 10172

                      [SIGNATURE PAGE TO ALLADVANTAGE.COM
                 SERIES D PREFERRED STOCK PURCHASE AGREEMENT]

                                          THE INVESTORS:
                                          -------------

                                          DLJ PRIVATE EQUITY PARTNERS FUND, L.P.
                                          BY: WSW CAPITAL, INC.
                                          (please print name here)
                                                  -----

                                          By: /s/ IVY DODES

                                          Name:   Ivy Dodes
                                          Title: Vice President
                                          Address: 277 Park Avenue, 23/rd/ Flr.
                                                   New York, NY 10172

                                          JEFFREY C. HINES
                                          (please print name here)
                                                  -----

                                          By: /s/ JEFFREY C. HINES

                                          Name:   Jeffrey C. Hines
                                          Title:
                                          Address: 3415 Sleepy Hollow Court
                                                   Houston, Texas 77019

                                          JAMES C. BUIE, JR.
                                          (please print name here)
                                                  -----

                                          By: /s/ JAMES C. BUIE, JR.

                                          Name:   James C. Buie, Jr.
                                          Title:
                                          Address:. 118 Winding Way, PO Box 1043
                                                    Ross, CA 94957-1043

                      [SIGNATURE PAGE TO ALLADVANTAGE.COM
                 SERIES D PREFERRED STOCK PURCHASE AGREEMENT]

                                             THE INVESTORS:
                                             -------------

                                             DOUGLAS G. HOLTE
                                             (please print name here)
                                                     -----

                                             By: /s/ DOUGLAS G. HOLTE

                                             Name:   Douglas G. Holte
                                             Title:
                                             Address: 910 Chautauqua Blvd.
                                                      LA, CA 90272

                                             COLIN P. SHEPHERD
                                             (please print name here)
                                                     -----

                                             By: /s/ COLIN P. SHEPHERD

                                             Name:   Colin P. Shepherd
                                             Title: Senior Vice President
                                             Address: 601 S. Figueroa St., #3860
                                                      Los Angeles, CA 90017

                                             JAMES A. MORRISON
                                             (please print name here)
                                                     -----

                                             By: /s/ JAMES A. MORRISON

                                             Name:   James A. Morrison
                                             Title:
                                             Address:. 501 Oak Avenue
                                                       San Anselmo, CA 94960

                      [SIGNATURE PAGE TO ALLADVANTAGE.COM
                 SERIES D PREFERRED STOCK PURCHASE AGREEMENT]

                                        THE INVESTORS:
                                        -------------

                                        PAYDAY INVESTMENTS LLC
                                        (please print name here)
                                                -----

                                        By: /s/ JOHN PETTWAY

                                        Name:   John Pettway
                                        Title: Manager
                                        Address: 700 Bitner Road
                                                 Park City, UT 84098

                                        52/nd/ STREET ASSOCIATES, INC.
                                        (please print name here)
                                                -----

                                        By: /s/ LETA APPLEGATE

                                        Name:   Leta Applegate
                                        Title: Assistant Secretary
                                        Address: 55 East 52/nd/ St. 27/th/ floor
                                                 New York, NY 10022

                                        WINTHER VENTURES LLC
                                        (please print name here)

                                        By: /s/ STEVE ABBOT

                                        Name:   Steve Abbot
                                        Title: Managing Member
                                        Address:. 72 Mercury Ave.
                                                  Tiburon, CA 94920

                      [SIGNATURE PAGE TO ALLADVANTAGE.COM
                 SERIES D PREFERRED STOCK PURCHASE AGREEMENT]

                                           THE INVESTORS:
                                           -------------

                                           MARK H. SHERMAN
                                           (please print name here)
                                                   -----

                                           By: /s/ MARK H. SHERMAN

                                           Name:   Mark H. Sherman
                                           Title: Managing Director
                                           Address: 2506 Union
                                                    SF 94123

                                           LOWELL SINGER
                                           (please print name here)
                                                   -----

                                           By: /s/ LOWELL J. SINGER

                                           Name:   Lowell J. Singer
                                           Title:
                                           Address: 2600 Buchanan St.
                                                    San Francisco, CA 94115

                                           EARLYBIRD PRESEED BETEINGUNGS-KGNR. 7
                                           (please print name here)
                                                   -----

                                           By: /s/ ROLF MATHES

                                           Name:   Rolf Mathes
                                           Title: Managing Director
                                           Address:. Maximilianstr. 14
                                                     80539 Munchen, Germany

                      [SIGNATURE PAGE TO ALLADVANTAGE.COM
                 SERIES D PREFERRED STOCK PURCHASE AGREEMENT]

                                 THE INVESTORS:
                                 -------------

                                 WALDEN MEDIA AND INFORMATION TECHNOLOGY
                                 FUND, L.P.
                                 (please print name here)
                                         -----

                                 By: /s/ STEVE ESKENAZI

                                 Name:   Steve Eskenazi
                                 Title: Manager
                                 Address: 750 Battery St. 7/th/ Floor
                                          San Francisco, CA 94111

                                 TMCT VENTURES, LP
                                 UNDER MANAGEMENT BY RUSTIC CANYON PARTNERS, LLP (please print name here)
                                         -----

                                 By: /s/ MICHAEL SONG

                                 Name:   Michael Song
                                 Title: Partner
                                 Address: 2425 Olympic Blvd., Suite 6050W
                                          Santa Monica, CA 90404

                                 (please print name here)
                                         -----

                                 By: /s/ JOHN F. SHOCH

                                 Name:   John F. Shoch
                                 Title: Managing Member of Alloy Ventures 1999, LLC the general partner of AMA 98 Partners, L.P., AMA98 Ventures, LP, AMA98 Corporate, L.P., AMA98 Investors, L.P.

                                 Address:

                      [SIGNATURE PAGE TO ALLADVANTAGE.COM
                 SERIES D PREFERRED STOCK PURCHASE AGREEMENT]

                                   THE INVESTORS:
                                   -------------

                                   TECHNOLOGY PARTNERS FUND VI, LP
                                   TP MANAGEMENT VI, LLC
                                   (please print name here)
                                           -----

                                   By: /s/ IRA EHRENPREIS

                                   Name:   Ira Ehrenpreis
                                   Title: Managing Member
                                   Address: 1550 Tiburon Blvd., Suite A
                                   Belvedere, CA 94920

                                   SELIGMAN COMMUNICATIONS AND INFORMATION FUND, INC.
                                   BY: J&W SELIGMAN CO.
                                   INCORPORATED, ITS INVESTMENT
                                   ADVISORY
                                   (please print name here)
                                           -----

                                   By: /s/ RICHARD R. SCHMALTZ

                                   Name:   Richard R. Schmaltz
                                   Title: Managing Director
                                   Address: 100 Park Ave. 8/th/ Floor
                                            New York, NY 10017
                                   Att:  James M. Curtis

                      [SIGNATURE PAGE TO ALLADVANTAGE.COM
                 SERIES D PREFERRED STOCK PURCHASE AGREEMENT]

                                          THE INVESTORS:
                                          -------------

                                        SELIGMAN NEW TECHNOLOGIES FUND, INC.
                                        BY:  J&W SELIGMAN CO. INCORPORATED, ITS
                                        INVESTMENT ADVISORY
                                        (please print name here)
                                                -----

                                        By: /s/ RICHARD R. SCHMALTZ

                                        Name: Richard R. Schmaltz

                                        Title: Managing Director

                                        Address: 100 Park Ave. 8th Floor

                                                 New York, NY 10017

                                        Att: James M. Curtis


                                        SELIGMAN INVESTMENT OPPORTUNITIES
                                        (MASTER) FUND-NTV PORTFOLIO
                                        BY: J&W SELIGMAN & CO. INCORPORATED, ITS
                                        INVESTMENT ADVISORY
                                        (please print name here)
                                                -----

                                        By: /s/ RICHARD R. SCHMALTZ

                                        Name: Richard R. Schmaltz

                                        Title: Managing Director

                                        Address: 100 Park Ave. 8th Floor

                                                 New York, NY 10017

                                        Att: James M. Curtis

                      [SIGNATURE PAGE TO ALLADVANTAGE.COM
                 SERIES D PREFERRED STOCK PURCHASE AGREEMENT]

                                          THE INVESTORS:
                                          --------------

                                        PARTECH U.S. PARTNERS III C.V.
                                        AXA. GROWTH FUND LLC
                                        PARALLEL CAPITAL I LLC
                                        PARALLEL CAPITAL II LLC
                                        DOUBLE BLACK DIAMOND II LLC
                                        45TH PARALLEL LLC
                                        MULTINVEST LLC
                                        ALMANORI LIMITED
                                        (please print name here)
                                                -----

                                        By: /s/ VINCENT WORMS

                                        Name: Vincent Worms

                                        Title: General Partner/Managing
                                        Member/Attorney-in-fact

                                        Address: 50 California Street, Suite
                                                  3200

                                                 San Francisco, CA 94111


                                        F&W INVESTMENTS 2000
                                        (please print name here)
                                                -----

                                        By: /s/ LAIRD H. SIMONS III

                                        Name: Laird H. Simons III

                                        Title: Partner

                                        Address: Two Palo Alto Square

                                                 Palo Alto CA 94306

                      [SIGNATURE PAGE TO ALLADVANTAGE.COM
                 SERIES D PREFERRED STOCK PURCHASE AGREEMENT]

                                          THE INVESTORS:
                                          -------------

                                        PIDWELL INVESTMENTS LLC
                                        (please print name here)
                                                -----

                                        By: /s/ DAVID W. PIDWELL

                                        Name: David W. Pidwell

                                        Title: Manager

                                        Address: 20628 Vickery Lane

                                                 Saratoga, CA 95070


                                        DAVID BECKMAN -ROBERTSON
                                        (please print name here)
                                                -----

                                        By: /s/ D.B. ROBERTSON

                                        Name: David Beckman-Robertson

                                        Title:

                                        Address:



                                        DANA H. ABER
                                        (please print name here)
                                                -----

                                        By: /s/ DANA H. ABER

                                        Name: Dana H. Aber

                                        Title: Director of Sales - West Coast

                                        Address: 2100 Mar East

                                                 Tiburon, CA 94920

                      [SIGNATURE PAGE TO ALLADVANTAGE.COM
                 SERIES D PREFERRED STOCK PURCHASE AGREEMENT]

                                          THE INVESTORS:
                                          -------------

                                        MAURO CALVI
                                        (please print name here)
                                                -----

                                        By: /s/ MAURO CALVI

                                        Name: Mauro Calvi

                                        Title: VP International

                                        Address: 35 Pear Court

                                                 Hillsborough, CA 94010


                                        JAN DANIEL
                                        (please print name here)
                                                -----

                                        By: /s/  JAN DANIEL

                                        Name: Jan Daniel

                                        Title: VP HR

                                        Address: 2108 Blackwood Dr.

                                                 Walnut Creek, CA 94596


                                        PAMELA DAY
                                        (please print name here)
                                                -----

                                        By: /s/ PAMELA DAY

                                        Name: Pamela Day

                                        Title:

                                        Address:

                      [SIGNATURE PAGE TO ALLADVANTAGE.COM
                 SERIES D PREFERRED STOCK PURCHASE AGREEMENT]

                                          THE INVESTORS:
                                          -------------

                                        JOSEPH M. FELIU, PATRICIA E. FELIU
                                        (please print name here)
                                                -----

                                        By: /s/ JOSEPH M. FELIU
                                        PATRICIA E. FELIU

                                        Name: Joseph M. Feliu, Patricia E. Feliu

                                        Title: VP Operations

                                        Address: 544 Gabilan St.

                                                 Los Altos, CA 94022


                                        MICHAEL D. FLOYD
                                        (please print name here)
                                                -----

                                        By: /s/ MICHAEL D. FLOYD

                                        Name: Michael D. Floyd

                                        Title: Software Engineer

                                        Address: 1436 Fourth St.

                                                 Alameda, CA 94501


                                        LOUIS A. JOHNSTON
                                        (please print name here)
                                                -----

                                        By: /s/ LOUIS A. JOHNSTON

                                        Name: Louis A. Johnston

                                        Title:

                                        Address: 251 Staysail Court

                                                 Foster City, CA 94404

                      [SIGNATURE PAGE TO ALLADVANTAGE.COM
                 SERIES D PREFERRED STOCK PURCHASE AGREEMENT]

                                          THE INVESTORS:
                                          -------------


                                        MARISSA R. JOHNSTON
                                        (please print name here)
                                                -----

                                        By: /s/ MARISSA R. JOHNSTON

                                        Name: Marissa R. Johnston

                                        Title:

                                        Address: 251 Staysail Court

                                                 Foster City, CA 94404


                                        RICHARD W. JONES
                                        (please print name here)
                                                -----

                                        By: /s/ RICHARD W. JONES

                                        Name: Richard W. Jones

                                        Title:

                                        Address: 3182 Campus Drive #204

                                                 San Mateo, CA 94403


                                        FIROOZ KHODADDY
                                        FARIMAH KHODADDY
                                        (please print name here)
                                                -----

                                        By: /s/ FIROOZ KHODADDY
                                            /s/ FARIMAH KHODADDY

                                        Name: Firooz Khodaddy

                                        Title:

                                        Address: 43 Plymouth Ct.

                                                 San Ramon, CA 94583

                      [SIGNATURE PAGE TO ALLADVANTAGE.COM
                 SERIES D PREFERRED STOCK PURCHASE AGREEMENT]

                                          THE INVESTORS:
                                          -------------


                                        FARAMARZ MAHDAVI
                                        (please print name here)
                                                -----

                                        By: /s/ FARAMARZ MAHDAVI

                                        Name: Faramarz Mahdavi

                                        Title:

                                        Address: 2425 Alamo Glen Dr.

                                                 Alamo, CA 94507


                                        BERNIE AND JACKIE MURPHY REVOCABLE TRUST
                                        (please print name here)
                                                -----

                                        By: /s/ BERNIE J. MURPHY, TRUSTEE

                                        Name: Bernie J. Murphy, Trustee

                                        Title: VP of Finance, Treasurer

                                        Address: 10 Broadview Dr.

                                                 San Rafael, CA 94901


                                        KURT D. RUNKE
                                        (please print name here)
                                                -----

                                        By: /s/ KURT D. RUNKE

                                        Name: Kurt D. Runke

                                        Title:

                                        Address: 1120 Runnymead Dr.

                                                 Los Altos, CA 94024

                      [SIGNATURE PAGE TO ALLADVANTAGE.COM
                 SERIES D PREFERRED STOCK PURCHASE AGREEMENT]

                                          THE INVESTORS:
                                          -------------


                                        WILLIAM P. TRENTO
                                        (please print name here)
                                                -----

                                        By: /s/ WILLIAM P. TRENTO

                                        Name: William P. Trento

                                        Title: VP, Community

                                        Address: 1456 10th Ave.

                                                 San Francisco, CA 94122


                                        KENT WOLOSON
                                        (please print name here)
                                                -----

                                        By: /s/ KENT WOLOSON

                                        Name: Kent Woloson

                                        Title: Regional VP Sales

                                        Address: 855 W. Erie #122

                                                 Chicago, IL 60622


                                        DERICK YEE
                                        (please print name here)
                                                -----

                                        By: /s/ DERICK YEE

                                        Name: Derick Yee

                                        Title:

                                        Address: 4469 Winding River Cir.

                                                 Stockton, CA 95219

                      [SIGNATURE PAGE TO ALLADVANTAGE.COM
                 SERIES D PREFERRED STOCK PURCHASE AGREEMENT]

                                LIST OF EXHIBITS
                                ----------------


Exhibit A   -   Schedule of Investors

Exhibit B   -   Restated Articles of Incorporation

Exhibit C   -   Schedule of Exceptions

Exhibit D   -   Invention Assignment and Confidentiality Agreement

Exhibit E   -   Unaudited Financial Statement

Exhibit F   -   Opinion of Company Counsel

Exhibit G   -   Investors' Rights Agreement

Exhibit H   -   Voting Agreement

Exhibit I   -   Co-Sale Agreement

Exhibit J   -   Lock-Up Agreement

Exhibit K   -   NASD Questionnaire

                                   EXHIBIT A

                             Schedule of Investors
                             ---------------------

                        [Can be provided upon request]

                                   EXHIBIT B

                Amended and Restated Articles of Incorporation
                ----------------------------------------------

                        [Can be provided upon request]

                                   EXHIBIT C

                            Schedule of Exceptions
                            ----------------------

                        [Can be provided upon request]

                                   EXHIBIT D

              Invention Assignment and Confidentiality Agreement
              --------------------------------------------------

                       EMPLOYEE INVENTION ASSIGNMENT AND
                       ---------------------------------
                           CONFIDENTIALITY AGREEMENT
                           -------------------------

     In consideration of, and as a condition of my employment with AllAdvantage.com, a California corporation (the "Company"), I hereby represent to, and agree with the Company as follows:

     1.  Purpose of Agreement.  I understand that the Company is engaged in a
         --------------------
continuous program of research, development, production and marketing in connection with its business and that it is critical for the Company to preserve and protect its "Proprietary Information" (as defined in Section 7 below), its rights in "Inventions" (as defined in Section 2 below) and in all related intellectual property rights. Accordingly, I am entering into this Employee Invention Assignment and Confidentiality Agreement (this "Agreement") as a condition of my employment with the Company, whether or not I am expected to create inventions of value for the Company.

     2.  Disclosure of Inventions.  I will promptly disclose in confidence to
         ------------------------
the Company all inventions, improvements, designs, original works of authorship, formulas, processes, compositions of matter, computer software programs, databases, mask works and trade secrets (the "Inventions") that I make or conceive or first reduce to practice or create, either alone or jointly with others, during the period of my employment, whether or not in the course of my employment, and whether or not such Inventions are patentable, copyrightable or protectible as trade secrets.

     3.  Work for Hire; Assignment of Inventions.  I acknowledge and agree that
         ---------------------------------------
any copyrightable works prepared by me within the scope of my employment are "works for hire" under the Copyright Act and that the Company will be considered the author and owner of such copyrightable works. I agree that all Inventions that (i) are developed using equipment, supplies, facilities or trade secrets of the Company, (ii) result from work performed by me for the Company, or (iii) relate to the Company's business or current or anticipated research and development, will be the sole and exclusive property of the Company and are hereby irrevocably assigned by me to the Company.

     4.  Labor Code Section 2870 Notice.  I have been notified and understand
         ------------------------------
that the provisions of Sections 3 and 5 of this Agreement do not apply to any Invention that qualifies fully under the provisions of Section 2870 of the California Labor Code, which states as follows:

         ANY PROVISION IN AN EMPLOYMENT AGREEMENT WHICH PROVIDES THAT AN EMPLOYEE SHALL ASSIGN, OR OFFER TO ASSIGN, ANY OF HIS OR HER RIGHTS IN AN INVENTION TO HIS OR HER EMPLOYER SHALL NOT APPLY TO AN INVENTION THAT THE EMPLOYEE DEVELOPED ENTIRELY ON HIS OR HER OWN TIME WITHOUT USING THE EMPLOYER'S EQUIPMENT, SUPPLIES, FACILITIES, OR TRADE SECRET INFORMATION

         EXCEPT FOR THOSE INVENTIONS THAT EITHER: (1) RELATE AT THE TIME OF CONCEPTION OR REDUCTION TO PRACTICE OF THE INVENTION TO THE EMPLOYER'S BUSINESS, OR ACTUAL OR DEMONSTRABLY ANTICIPATED RESEARCH OR DEVELOPMENT OF THE EMPLOYER; OR (2) RESULT FROM ANY WORK PERFORMED BY THE EMPLOYEE FOR THE EMPLOYER. TO THE EXTENT A PROVISION IN AN EMPLOYMENT AGREEMENT PURPORTS TO REQUIRE AN EMPLOYEE TO ASSIGN AN INVENTION OTHERWISE EXCLUDED FROM BEING REQUIRED TO BE ASSIGNED UNDER CALIFORNIA LABOR CODE SECTION 2870(a), THE PROVISION IS AGAINST THE PUBLIC POLICY OF THIS STATE AND IS UNENFORCEABLE.

     5.  Assignment of Other Rights.  In addition to the foregoing assignment of
         --------------------------
Inventions to the Company, I hereby irrevocably transfer and assign to the
Company: (i) all worldwide patents, patent applications, copyrights, mask works, trade secrets and other intellectual property rights in any Invention; and (ii) any and all "Moral Rights" (as defined below) that I may have in or with respect to any Invention. I also hereby forever waive and agree never to assert any and all Moral Rights I may have in or with respect to any Invention, even after termination of my work on behalf of the Company. "Moral Rights" mean any rights to claim authorship of an Invention, to object to or prevent the modification of any Invention, or to withdraw from circulation or control the publication or distribution of any Invention, and any similar right, existing under judicial or statutory law of any country in the world, or under any treaty, regardless of whether or not such right is denominated or generally referred to as a "moral right".

     6.  Assistance.  I agree to assist the Company in every proper way to
         ----------
obtain for the Company and enforce patents, copyrights, mask work rights, trade secret rights and other legal protections for the Company's Inventions in any and all countries. I will execute any documents that the Company may reasonably request for use in obtaining or enforcing such patents, copyrights, mask work rights, trade secrets and other legal protections. My obligations under this paragraph will continue beyond the termination of my employment with the Company, provided that the Company will compensate me at a reasonable rate after such termination for time or expenses actually spent by me at the Company's request on such assistance. I appoint the Secretary of the Company as my attorney-in-fact to execute documents on my behalf for this purpose.

     7.  Proprietary Information.  I understand that my employment by the
         -----------------------
Company creates a relationship of confidence and trust with respect to any information of a confidential or secret nature that may be disclosed to me by the Company that relates to the business of the Company or to the business of any parent, subsidiary, affiliate, customer or supplier of the Company or any other party with whom the Company agrees to hold information of such party in confidence (the "Proprietary Information"). Such Proprietary Information includes, but is not limited to, Inventions, marketing plans, product plans, business strategies, financial information, forecasts, personnel information, customer lists and domain names.

     8.  Confidentiality.  At all times, both during my employment and after its
         ---------------
termination, I will keep and hold all such Proprietary Information in strict confidence and trust. I will not use or disclose any Proprietary Information without the prior written consent of the Company, except as may be necessary to perform my duties as an employee of the Company for the benefit of the Company. Upon termination of my employment with the Company, I will promptly deliver to the Company all documents and materials of any nature pertaining to my work with the Company. I will not take with me any documents or materials or copies thereof containing any Proprietary Information.

     9.  No Breach of Prior Agreement.  I represent that my performance of all
         ----------------------------
the terms of this Agreement and my duties as an employee of the Company will not breach any invention assignment, proprietary information, confidentiality or similar agreement with any former employer or other party. I represent that I will not bring with me to the Company or use in the performance of my duties for the Company any documents or materials or intangibles of a former employer or third party that are not generally available to the public or have not been legally transferred to the Company.

     10. Efforts; Duty Not to Compete.  I understand that my employment with the
         ----------------------------
Company requires my undivided attention and effort during normal business hours. While I am employed by the Company, I will not, without the Company's express prior written consent, provide services to, or assist in any manner, any business or third party which competes with the current or planned business of the Company.

     11. Notification.  I hereby authorize the Company to notify my actual or
         ------------
future employers of the terms of this Agreement and my responsibilities hereunder.

     12. Non-Solicitation of Employees/Consultants.  During my employment with
         -----------------------------------------
the Company and for a period of one (1) year thereafter, I will not directly or indirectly solicit away employees or consultants of the Company for my own benefit or for the benefit of any other person or entity.

     13  Non-Solicitation of Suppliers/Customers.  During my employment with the
         ---------------------------------------
Company and after termination of my employment, I will not directly or indirectly solicit or take away suppliers or customers of the Company if the identity of the supplier or customer or information about the supplier or customer relationship is a trade secret or is otherwise deemed confidential information within the meaning of California law.

     14. Name & Likeness Rights.  I hereby authorize the Company to use, reuse,
         ----------------------
and to grant others the right to use and reuse, my name, photograph, likeness (including caricature), voice, and biographical information, and any reproduction or simulation thereof, in any form of media or technology now known or hereafter developed (including, but not limited to, film, video and digital or other electronic media), both during and after my employment, for whatever purposes the Company deems necessary.

     15. Injunctive Relief.  I understand that in the event of a breach or
         -----------------
threatened breach of this Agreement by me the Company may suffer irreparable harm and will therefore be entitled to injunctive relief to enforce this Agreement.

     16. Governing Law; Severability.  This Agreement will be governed by and
         ---------------------------
construed in accordance with the laws of the State of California, without giving effect to that body of laws pertaining to conflict of laws. If any provision of this Agreement is determined by any court or arbitrator of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such provision will be enforced to the maximum extent possible given the intent of the parties hereto. If such clause or provision cannot be so enforced, such provision shall be stricken from this Agreement and the remainder of this Agreement shall be enforced as if such invalid, illegal or unenforceable clause or provision had (to the extent not enforceable) never been contained in this Agreement. Notwithstanding the forgoing, if the value of this Agreement based upon the substantial benefit of the bargain for any party is materially impaired, which determination as made by the presiding court or arbitrator of competent jurisdiction shall be binding, then this Agreement will not be enforceable against such affected party and both parties agree to renegotiate such provision(s) in good faith.

     17. Counterparts.  This Agreement may be executed in any number of
         ------------
counterparts, each of which when so executed and delivered will be deemed an original, and all of which together shall constitute one and the same agreement.

     18. Titles and Headings.  The titles, captions and headings of this
         -------------------
Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Agreement. Unless otherwise specifically stated, all references herein to "sections" and "exhibits" will mean "sections" and "exhibits" to this Agreement.

     19. Entire Agreement.  This Agreement and the documents referred to herein
         ----------------
constitute the entire agreement and understanding of the parties with respect to the subject matter of this Agreement, and supersede all prior understandings and agreements, whether oral or written, between or among the parties hereto with respect to the specific subject matter hereof.

     20. Amendment and Waivers.  This Agreement may be amended only by a written
         ----------------------
agreement executed by each of the parties hereto. No amendment of or waiver of, or modification of any obligation under this Agreement will be enforceable unless set forth in a writing signed by the party against which enforcement is sought. Any amendment effected in accordance with this section will be binding upon all parties hereto and each of their respective successors and assigns. No delay or failure to require performance of any provision of this Agreement shall constitute a waiver of that provision as to that or any other instance. No waiver granted under this Agreement as to any one provision herein shall constitute a subsequent waiver of such provision or of any other provision herein, nor shall it constitute the waiver of any performance other than the actual performance specifically waived.

     21. Successors and Assigns; Assignment.  Except as otherwise provided in
         ----------------------------------
this Agreement, this Agreement, and the rights and obligations of the parties hereunder, will be binding upon and inure to the benefit of their respective successors, assigns, heirs, executors, administrators and legal representatives. The Company may assign any of its rights and obligations under this Agreement. No other party to this Agreement may assign, whether voluntarily or by operation of law, any of its rights and obligations under this Agreement, except with the prior written consent of the Company.

     22. Further Assurances.  The parties agree to execute such further
         ------------------
documents and instruments and to take such further actions as may be reasonably necessary to carry out the purposes and intent of this Agreement.

     23. "At Will" Employment.  I understand that this Agreement does not
         --------------------
constitute a contract of employment or obligate the Company to employ me for any stated period of time. I understand that I am an "at will" employee of the Company and that my employment can be terminated at any time, for any reason or for no reason, by either the Company or myself. This Agreement shall be effective as of the first day of my employment by the Company, which is ____________________, _____ .

ALLADVANTAGE.COM                        Employee:

By:______________________________       ________________________________________
                                        Signature

Name:____________________________       ________________________________________
                                        Name (Please print)

                                 Title:______

                                   EXHIBIT E

                         Unaudited Financial Statement
                         -----------------------------

                        [Can be provided upon request]

                                   EXHIBIT F

                          Opinion of Company Counsel
                          --------------------------

                        [Can be provided upon request]

                                   EXHIBIT G

                          Investors' Rights Agreement
                          ---------------------------

   [Incorporated by Reference to Exhibit 4.02 to the Registration Statement]

                                   EXHIBIT H

                               Voting Agreement
                               ----------------

                 SECOND AMENDED AND RESTATED VOTING AGREEMENT

     This Second Amended and Restated Voting Agreement (this "Agreement") is made and entered into as of February 4, 2000 (the "Effective Date") by and among AllAdvantage.com, a California corporation (the "Company"), the parties listed on Exhibit A attached hereto (the "Series A Investors"), the parties listed on
   ---------
Exhibit B attached hereto (the "Series B Investors"), the parties listed on
---------
Exhibit C attached hereto (the "Series C Investors"), the parties listed on
---------
Exhibit D attached hereto (the "Series D Investors") and the parties listed on
---------
Exhibit E attached hereto (the "Shareholders").  The Series A Investors, the
---------
Series B Investors, the Series C Investors and the Series D Investors are sometimes hereinafter collectively referred to as the "Investors", and the Investors and the Shareholders are sometimes hereinafter collectively referred to as the "Holders".

                                R E C I T A L S
                                - - - - - - - -

     A. The Series A Investors are holders of shares of the Company's Series A Preferred Stock (the "Series A Stock") purchased under a Series A Preferred Stock Purchase Agreement dated April 29, 1999 (the "Series A Agreement") by and among the Company and the Series A Investors.

     B. The Series B Investors are holders of shares of the Company's Series B Preferred Stock (the "Series B Stock") purchased under a Series B Preferred Stock Purchase Agreement dated June 10, 1999 (the "Series B Agreement") by and among the Company and the Series B Investors.

     C. The Series C Investors are holders of shares of the Company's Series C Preferred Stock (the "Series C Stock") purchased under a Series C Preferred Stock Purchase Agreement dated September 22, 1999 (the "Series C Agreement") by and among the Company and the Series C Investors.

     D. The Series A Investors, the Series B Investors, the Series C Investors and the Shareholders (collectively, the "Prior Holders") are parties to a certain Amended and Restated Voting Agreement dated September 22, 1999, by and among the Company and the Prior Holders (the "Prior Agreement").

     E. The Series D Investors have agreed to purchase from the Company shares of its Series D Preferred Stock (the "Series D Stock") pursuant to a Series D Preferred Stock Purchase Agreement dated of even date herewith between the Company and such Investors (the "Series D Agreement"). The Series A Stock, Series B Stock, Series C Stock and Series D Stock is sometimes referred to collectively herein as the "Preferred Stock." The obligations of the Company and the Series D Investors under the Series D Agreement are conditioned on, among other things, the execution and delivery of this Agreement by the parties hereto.

     F. As an inducement to the Series D Investors to purchase the Series D Stock pursuant to the Series D Agreement, the Series A Investors, Series B Investors, the Series C Investors, the Series D Investors, the Shareholders and the Company desire to enter into this Agreement in order to amend and restate the Prior Agreement and to set forth their agreements and understandings with respect to how shares of the Company's capital stock held by them will be voted on certain matters.

     NOW THEREFORE, in consideration of the above recitals and the mutual covenants made herein, the parties hereby agree as follows:

     1.   Election of Board of Directors.
          ------------------------------

          1.1  Voting; Board Composition.  During the term of this Agreement,
               -------------------------
each Holder agrees to vote all shares of capital stock of the Company, now or hereafter directly or indirectly owned (of record or beneficially) by such Holder, in such manner as may be necessary to elect (and maintain in office) as members of the Company's Board of Directors, the following individuals:

               (a) as each of the directors to be elected by the holders of the Common Stock and the Preferred Stock, voting together as a single class, under Article VI, Section 4.5(a)(v) of the Company's Amended and Restated Articles of Incorporation (each such director shall be referred to herein as an "Independent Director"), an individual designated from time to time in a writing delivered to the Company and signed by Holders holding, at the time in question, at least a majority of the outstanding shares of Common Stock then held by all Holders, voting separately, and Holders holding, at the time in question, Series B Stock, Series C Stock and Series D Stock representing at least a majority of the voting power of all the then-outstanding shares of Series B Stock, Series C Stock and Series D Stock then held by all Holders, voting separately (such Holders collectively, the "Designators");

               (b) as one of the directors to be elected by the holders of Series C Stock under Article VI, Section 4.5(a)(ii) of the Company's Amended and Restated Articles of Incorporation (the "Series C Directors"), so long as Walden Media and Information Technology Fund L.P. and its affiliates ("Walden") hold at least 500,000 shares of Series C Stock, an individual designated from time to time in a writing delivered to the Company by Walden;

               (c) as one of the Series C Directors, so long as TMCT Ventures, L.P. and its affiliates ("Times Mirror") hold at least 500,000 shares of Series C Stock, an individual designated from time to time in a writing delivered to the Company by Times Mirror; and

               (d) if the Company has a Chief Executive Officer, then as one of the directors to be elected by the holders of the Common Stock and the Series A Preferred Stock, voting together as a single class, under Article IV, Section 4.5 (a) (iv) of the

     Company's Amended and Restated Articles of Incorporation, the individual serving as the Chief Executive Officer of the Company.

For purposes of this Agreement: (i) any individual who is designated for election to the Company's Board of Directors pursuant to the foregoing provisions of this Section 1.1 is hereinafter referred to as a "Board Designee"; and (ii) any individual, entity, or group of individuals and/or entities who has the right to designate one (1) or more Board Designees for election to the Company's Board of Directors pursuant to the foregoing provisions of this
Section 1.1 is hereinafter referred to as a "Designator" or as "Designators", as applicable.

          1.2  Initial Board Member.  David Pidwell shall constitute one of the
               --------------------
Independent Directors on the date hereof, and the other Independent Director shall be determined following the date hereof. Richard LeFurgy shall constitute the Series C Director designated by Walden on the date hereof. Thomas Unterman shall constitute the Series C Director designated by Times Mirror on the date hereof.

          1.3  Changes in Board Designees.  From time to time during the term of
               --------------------------
this Agreement, a Designator or Designators may, in their sole discretion:

               (a) elect to remove from the Company's Board of Directors any incumbent Board Designee who occupies a Board seat for which such Designator or Designators are entitled to designate the Board Designee under Section 1.1; and/or

               (b) designate a new Board Designee for election to a Board seat for which such Designator or Designators are entitled to designate the Board Designee under Section 1.1 (whether to replace a prior Board Designee or to fill a vacancy in such Board seat); provided such removal and/or
                                               --------
     designation of a Board Designee is approved in a writing signed by Designators who are entitled to designate such Board Designee under Section 1.1, in which case such election to remove a Board Designee and/or elect a new Board Designee will be binding on all such Designators. In the event of such a removal and/or designation of a Board Designee under this Section 1.3, the Holders shall vote their shares of the Company's capital stock as provided in Section 1.1 to cause: (a) the removal from the Company's Board of Directors of the Board Designee or Designees so designated for removal by the appropriate Designator or Designators; and (b) the election to the Company's Board of Directors of any new Board Designee or Designees so designated for election to the Company's Board of Directors by the appropriate Designator or Designators.

          1.4  Notice; Cumulative Voting. The Company shall promptly give each
               -------------------------
of the Holders written notice of any change in composition of the Company's Board of Directors and of any proposal by a Designator or Designators to remove or elect a new Board Designee. In any election of directors pursuant to this
Section 1, the Holders shall vote their shares in a manner sufficient to elect to the Company's Board of Directors the individuals to be elected thereto as provided in Section 1.1, utilizing cumulative voting, if and to the extent necessary to do so.

     2.   Automatic Conversion.
          --------------------

          2.1  Consent. Upon the Company's receipt of (i) the written consent
               -------
from Series B Investors holding Series B Stock representing at least a majority of the voting power of all the then-outstanding shares of Series B Stock to the conversion to Common Stock of all then outstanding Series B Stock under Article VI, Section 5.2(b) of the Company's Amended and Restated Articles of Incorporation and (ii) the written consent from Series C Investors holding Series C Stock representing at least a majority of the voting power of all the then-outstanding shares of Series C Stock to the conversion to Common Stock of all then outstanding Series C Stock under Article VI, Section 5.2(c) of the Company's Amended and Restated Articles of Incorporation and (iii) the written consent from Series D Investors holding Series D Stock representing at least a majority of the voting power of all then-outstanding shares of Series D Stock to the conversion to Common Stock of all then outstanding Series D Stock under
Article VI, Section 5.2(d) of the Company's Amended and Restated Articles of Incorporation (the "Series B/C/D Consent"), each Series A Investor agrees to execute and deliver to the Company a written consent to the conversion to Common Stock of the then outstanding Series A Stock under Article VI, Section 5.2 (a) of the Company's Amended and Restated Articles of Incorporation.

          2.2  Notice.  Upon receipt of a Series B/C/D Consent executed by
               ------
holders of a number of shares of Series B Stock, Series C Stock and Series D Stock in satisfaction of Section 2.1, the Company shall promptly thereafter give each Series A Investor written notice of its receipt of and a copy of such Series B/C/D Consent, and provide each Series A Investor with a form of consent to the conversion to be executed by such Series A Investor in accordance with
Section 2.1 (the Series A Consent"). Each Series A Investor shall promptly execute and deliver the Series A Consent to the Company.

     3.   Further Assurances.  Each of the Holders and the Company agree not to
          ------------------
vote any shares of the Company's stock, or to take any other actions, that would in any manner defeat, impair, be inconsistent with or adversely affect the stated intentions of the parties under Section 1 of this Agreement.

     4.   Representations.  Each of the Holders warrants and represents to each
          ---------------
of the other Holders that (a) such Holder has not, prior to or on the date of this Agreement, executed or delivered any proxy or entered into any other voting agreement or similar arrangement with respect to the Company's capital stock other than one which has expired or terminated prior to the date hereof, and (b) such Holder has full power and capacity to execute, deliver and perform this Agreement, which has been duly executed and delivered by, and evidences the valid and binding obligation of, such Holder enforceable in accordance with its terms.

     5.   Transferees; Legends on Certificates.
          ------------------------------------

          5.1  Effect on Transferees.  Each and every transferee or assignee of
               ---------------------
any shares of capital stock of the Company from any Holder shall be bound by and subject to the terms and conditions of this Agreement that are applicable to the transferor or assignor of such shares, and the Company shall require, as a condition precedent to the transfer of any shares of capital stock of the Company subject to this Agreement, that the transferee agrees in writing to be bound by, and subject to, all the terms and conditions of this Agreement.

          5.2  Legend.  The Holders agree that all Company share certificates
               ------
now or hereafter held by them that represent shares of capital stock of the Company subject to this Agreement will be stamped or otherwise imprinted with a legend to read as follows:

     "THE SHARES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO
     AGREEMENTS AND RESTRICTIONS WITH REGARD TO THE VOTING OF
     SUCH SHARES AND THEIR TRANSFER, AS PROVIDED IN THE
     PROVISIONS OF A VOTING AGREEMENT, A COPY OF WHICH IS ON FILE
     IN THE OFFICE OF THE SECRETARY OF THE CORPORATION."

The legend set forth in Section 5.2 above shall be removed by the Company from any certificate evidencing Series D Stock upon termination or expiration of this Agreement.

     6.   Enforcement of Agreement.  Each of the Holders acknowledge and agree
          ------------------------
that any breach by any of them of this Agreement shall cause the other Holders irreparable harm which may not be adequately compensable by money damages. Accordingly, in the event of a breach or threatened breach by a Holder of any provision of this Agreement, the Company and each other Holder shall each be entitled to the remedies of specific performance, injunction or other preliminary or equitable relief, including the right to compel any such breaching Holder, as appropriate, to vote such Holder's shares of capital stock of the Company in accordance with the provisions of this Agreement, in addition to such other rights remedies as may be available to the Company or any Holder for any such breach or threatened breach, including but not limited to the recovery of money damages.

     7.   Term.  This Agreement shall commence on the Effective Date and shall
          ----
terminate upon the first to occur of the following:

          (a)  February 4, 2010;

          (b) The execution by (i) Series B Investors, Series C Investors and Series D Investors holding a majority of the shares of the Company's then outstanding Series B Stock, Series C Stock and Series D Stock issued under the Series B Agreement, Series C Agreement and Series D Agreement, respectively (on an as-converted to Common Stock basis) and/or Common Stock acquired on conversion of such Series B Stock, Series C Stock and Series D Stock then held by all Series B Investors, Series C Investors and Series D Investors, and (ii) Holders holding capital stock of the Company representing at least a majority of the voting power of all the Company's then outstanding Common Stock then held by all Holders (excluding, for this purpose, shares of Common Stock issued upon conversion of Series A Stock, Series B Stock, Series C Stock or Series D Stock), of a written agreement to terminate this Agreement;

          (c) Immediately prior to the closing of a firm commitment underwritten public offering pursuant to an effective registration statement filed under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock for the account of the Company in which the aggregate public offering price (before deduction of underwriters' discounts and commissions) equals or exceeds $10,000,000 and the public offering price per share of which equals or exceeds $3.675 per share before deduction of underwriters' discounts and commissions (such price per share of Common Stock to be appropriately adjusted to reflect a stock dividend, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the Common Stock without consideration effected following the date hereof);

          (d) The first date on which (i) the outstanding shares of Common Stock and Preferred Stock of the Company owned by the Series B Investors signatory to this Agreement (calculated on an as-converted-into-Common Stock basis) constitutes less than 625,000 shares (as adjusted for applicable stock splits, combinations or stock dividends following the date hereof); (ii) the outstanding shares of Common Stock and Preferred Stock of the Company owned by the Series C Investors signatory to this Agreement (calculated on an as-converted-into-Common Stock basis) constitutes less than 3,200,000 shares (as adjusted for applicable stock splits, combinations or stock dividends following the date hereof); and (iii) the outstanding shares of Common Stock and Preferred Stock of the Company owned by the Series D Investors signatory to this Agreement (calculated on an as-converted-into-Common Stock basis) constitutes less than 4,132,231 shares (as adjusted for applicable stock splits, combinations or stock dividends following the date hereof); or

          (e) Immediately prior to the closing of (i) any consolidation or merger of the Company with or into any other corporation or corporations in which the holders of the Company's outstanding shares immediately before such consolidation or merger do not, immediately after such consolidation or merger, retain stock representing a majority of the voting power of the surviving corporation of such consolidation or merger or stock representing a majority of the voting power of a corporation that wholly owns, directly or indirectly, the surviving corporation of such consolidation or merger; (ii) the sale, transfer or assignment of securities of the Company representing a majority of the voting power of all the Company's outstanding voting securities by the holders thereof to an acquiring party in a single transaction or series of related transactions;
(iii) any other sale, transfer or assignment of securities of the Company representing over fifty percent (50%) of the voting power of the Company's then outstanding voting securities by the holders thereof to an acquiring party; or
(iv) the sale of all or substantially all the Company's assets.

     8.   General Provisions.
          ------------------

          8.1  Notices.  Any and all notices required or permitted to be given
               -------
to a party pursuant to the provisions of this Agreement will be in writing and will be effective and deemed to provide such party sufficient notice under this Agreement on the earliest of the following: (i) at the time of personal delivery, if delivery is in person; (ii) at the time of transmission by facsimile, addressed to the other party at its facsimile number specified herein (or hereafter modified by subsequent notice to the parties hereto), with confirmation of receipt made by printed confirmation sheet verifying successful transmission of the facsimile;
(iii) one (1) business day after deposit with an express overnight courier for United States deliveries, or two (2) business days after such deposit for deliveries outside of the United States, with proof of delivery from the courier requested; or (iv) three (3) business days after deposit in the United States mail by certified mail (return receipt requested) for United States deliveries.

               All notices for delivery outside the United States will be sent by facsimile or by express courier. Notices by facsimile shall be machine verified as received. All notices not delivered personally or by facsimile will be sent with postage and/or other charges prepaid and properly addressed to the party to be notified at the address or facsimile number as follows, or at such other address or facsimile number as such other party may designate by one of the indicated means of notice herein to the other parties hereto as follows:

               (a) if to an Investor, at such Investor's respective address as set forth on Exhibit A to the Series B Agreement, Series C Agreement, or Series D Agreement, as applicable.

               (b) if to the Company, marked "Attention: President", at 25954 Eden Landing Road, Hayward, CA 94545.

               (c) if to a Shareholder, at such Shareholder's address last provided to the Company.

          8.2  Entire Agreement.  This Agreement and the documents referred to
               ----------------
herein, together with all the Exhibits hereto, constitute the entire agreement and understanding of the parties with respect to the subject matter of this Agreement, and supersede any and all prior understandings and agreements, whether oral or written, between or among the parties hereto with respect to the specific subject matter hereof.

          8.3  Governing Law.  This Agreement will be governed by and construed
               -------------
in accordance with the laws of the State of California, without giving effect to that body of laws pertaining to conflict of laws.

          8.4  Severability.  If any provision of this Agreement is determined
               ------------
by any court or arbitrator of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such provision will be enforced to the maximum extent possible given the intent of the parties hereto. If such clause or provision cannot be so enforced, such provision shall be stricken from this Agreement and the remainder of this Agreement shall be enforced as if such invalid, illegal or unenforceable clause or provision had (to the extent not enforceable) never been contained in this Agreement. Notwithstanding the forgoing, if the value of this Agreement based upon the substantial benefit of the bargain for any party is materially impaired, which determination as made by the presiding court or arbitrator of competent jurisdiction shall be binding, then both parties agree to substitute such provision(s) through good faith negotiations.

          8.5  Third Parties.  Nothing in this Agreement, express or implied, is
               -------------
intended to confer upon any person, other than the parties hereto and their successors and assigns, any rights or remedies under or by reason of this Agreement.

          8.6  Successors And Assigns.  Except as otherwise provided in this
               ----------------------
Agreement, this Agreement, and the rights and obligations of the parties hereunder, will be binding upon and inure to the benefit of their respective successors, assigns, heirs, executors, administrators and legal representatives.

          8.7  Titles and Headings.  The titles, captions and headings of this
               -------------------
Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Agreement. Unless otherwise specifically stated, all references herein to "sections" and "exhibits" will mean "sections" and "exhibits" to this Agreement.

          8.8  Counterparts.  This Agreement may be executed in any number of
               ------------
counterparts, each of which when so executed and delivered will be deemed an original, and all of which together shall constitute one and the same agreement.

          8.9  Adjustments for Stock Splits, Etc.  Wherever in this Agreement
               ----------------------------------
there is a reference to a specific number of shares of Common Stock or Preferred Stock of the Company of any class or series, then, upon the occurrence of any subdivision, combination or stock dividend of such class or series of stock, the specific number of shares so referenced in this Agreement shall automatically be proportionally adjusted to reflect the affect on the outstanding shares of such class or series of stock by such subdivision, combination or stock dividend.

          8.10  Further Assurances.  The parties agree to execute such further
                ------------------
documents and instruments and to take such further actions as may be reasonably necessary to carry out the purposes and intent of this Agreement.

          8.11  Facsimile Signatures.  This Agreement may be executed and
                --------------------
delivered by facsimile and upon such delivery the facsimile signature will be deemed to have the same effect as if the original signature had been delivered to the other party.

          8.12  Amendment and Waivers.  This Agreement may be amended only by a
                ---------------------
written agreement executed by the Company and (i) Series B Investors, Series C Investors, and Series D Investors holding a majority of the shares of the Company's then outstanding Series B Stock, Series C Stock and Series D Stock issued under the Series B Agreement, Series C Agreement and Series D Agreement, respectively (on an as-converted to Common Stock basis) and/or Common Stock acquired on conversion of such Series B Stock, Series C Stock and Series D Stock then held by all Series B Investors, Series C Investors and Series D Investors, and (ii) Holders holding capital stock of the Company representing at least a majority of the voting power of all the Company's then outstanding Common Stock then held by all Holders (excluding, for this purpose, shares of Common Stock issued upon conversion of Series A Stock, Series B Stock, Series C Stock or Series D Stock); provided, that no amendment imposing any greater obligations or
                 --------  ----
liabilities upon the Series A Investors will be effective without the written agreement of Series A Investors holding a majority of the shares of the Company's then outstanding Series A Stock issued under the Series A Agreement (on an as-converted to Common Stock basis) and/or Common Stock acquired on conversion of such Series A Stock then held by all Series A Investors; provided further, that
                                                         -------- -------
no amendment imposing any greater obligations or liabilities upon the Shareholders will be effective without a written agreement of the Shareholders holding a majority of the shares of the Company's then outstanding Common Stock and Preferred Stock on an as-converted to Common Stock basis then held by all Shareholders. No amendment of or waiver of, or modification of any obligation under this Agreement will be enforceable unless set forth in a writing signed by the party against which enforcement is sought. Any amendment effected in accordance with this section will be binding upon all parties hereto and each of their respective successors and assigns. No delay or failure to require performance of any provision of this Agreement shall constitute a waiver of that provision as to that or any other instance. No waiver granted under this Agreement as to any one provision herein shall constitute a subsequent waiver of such provision or of any other provision herein, nor shall it constitute the waiver of any performance other than the actual performance specifically waived.

          8.13  New Investors. Notwithstanding anything herein to the contrary,
                -------------
if pursuant of Section 2.2 of the Series D Agreement, additional parties may purchase shares of Series D Stock as "New Investors" thereunder, then each such New Investor shall become a party to this Agreement as an "Investor" hereunder, without the need of any consent, approval or signature of any Investor when such New Investor has both: (a) purchased shares of Series D Stock under the Series D Agreement and paid the Company all consideration payable for such shares and (b) executed one or more counterpart signature pages to this Agreement as an "Investor", with the Company's consent.

          8.14  Prior Agreement Superseded. Pursuant to Section 8.12 of the
                --------------------------
Prior Agreement, the undersigned parties who are parties to such Prior Agreement hereby amend and restate the Prior Agreement to read in its entirety as set forth in this Agreement, such that the Prior Agreement is hereby terminated and entirely replaced and superseded by this Agreement.


           [The remainder of this page is intentionally left blank.]

          IN WITNESS WHEREOF, the parties have executed this Agreement on the date and year first above written.

THE COMPANY:                                 THE HOLDERS:
-----------                                  -----------

By: _______________________________          __________________________________
                                                (please print name here)
Name: _____________________________
                                             By: ______________________________
Title: ____________________________
                                             Name: ____________________________
Address: 2954 Eden Landing Road
         Hayward, CA 94545                   Title: ___________________________

                                             Address: _________________________
                                                      _________________________

                      [SIGNATURE PAGE TO ALLADVANTAGE.COM
                 SECOND AMENDED AND RESTATED VOTING AGREEMENT]

                                   EXHIBIT A

                              Series A Investors
                              ------------------

                        [Can be provided upon request]

                                   EXHIBIT B

                               Series B Investors
                               ------------------

                        [Can be provided upon request]

                                   EXHIBIT C

                               Series C Investors
                               ------------------

                        [Can be provided upon request]

                                   EXHIBIT D

                              Series D Investors
                              ------------------

                        [Can be provided upon request]

                                   EXHIBIT E

                                 Shareholders
                                 ------------

                      [Can be provided upon request]

                                   EXHIBIT I

                               Co-Sale Agreement
                               -----------------

                    AMENDED AND RESTATED CO-SALE AGREEMENT
                    --------------------------------------

     This Agreement is made and entered into as of February 4, 2000 by and among AllAdvantage.com, a California corporation (the "Company"), those investors in the Company listed on Exhibit A attached hereto (the "Investors") and those
                      ---------
shareholders of the Company listed on Exhibit B attached hereto (the
                                      ---------
"Shareholders").

     A. Each Shareholder currently owns that number of shares of the Company's Series A Preferred Stock (the "Series A Stock") and that number of shares of the Company's Common Stock (the "Common Stock") as shown beside such Shareholder's name on Exhibit B attached hereto.
        ---------

     B. Certain of the Investors (the "Prior Investors") currently own that number of shares of the Company's Series B Preferred Stock (the "Series B Stock") and/or that number of shares of the Company's Series C Preferred Stock (the "Series C Stock") as shown beside such Investor's name on Exhibit A. The
                                                               ---------
Prior Investors, the Shareholders and the Company have previously entered into that certain Co-Sale Agreement dated as of September 22, 1999 (the "Prior Agreement").

     C. The Company currently has certain assignable rights of first refusal pursuant to the Company's 1999 Equity Incentive Plan and 2000 Equity Incentive Plan (the "Plans"), those certain Founder's Restricted Stock Purchase Agreements dated as of April 26, 1999 between the Company and each of the Shareholders (the "Founders Agreements") and that certain Series A Preferred Stock Purchase Agreement dated as of April 29, 1999 among the Company and the Shareholders (the "Series A Agreement").

     D. Certain of the Investors ("Series D Investors") have agreed to purchase from the Company that number of shares of the Company's Series D Preferred Stock ("Series D Stock") shown beside such Investor's name on Exhibit
                                                                        -------
A attached hereto, pursuant to that certain Series D Preferred Stock Purchase
-
Agreement by and among the Company and the Series D Investors dated of even date herewith, as amended from time to time (the "Series D Agreement"). For purposes of this Agreement, Series A Stock, Series B Stock, Series C Stock and Series D Stock shall hereinafter collectively be defined as "Preferred Stock". The obligations of the Company and the Series D Investors under the Series D Agreement are conditioned on, among other things, the execution and delivery of this Agreement by the parties hereto.

     E. The Company, the undersigned Prior Investors, the Shareholders and the Series D Investors desire to enter into this Agreement in order to amend and restate the rights and obligations of the Prior Investors under the Prior Agreement and to grant the Prior Investors and the Series D Investors the rights and obligations set forth in this Agreement. For purposes of this Agreement, the Prior Investors and the Series D Investors are referred to collectively as the "Investors".

     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises herein contained, and for other consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

     1.   CERTAIN DEFINITIONS.  For purposes of this Agreement, the following
          -------------------
terms have the following meanings:

          1.1 "Stock" means and includes all shares of Series A Stock, Series B Stock, Series C Stock, Series D Stock and Common Stock issued and outstanding at the relevant time plus (a) all shares of Common Stock or Preferred Stock that may be issued upon exercise of any options, warrants and other rights of any kind that are then exercisable, and (b) all shares of Common Stock or Preferred Stock that may be issued upon conversion of (i) any convertible securities, including, without limitation, Preferred Stock and debt securities then outstanding that are by their terms then convertible into or exchangeable for Common Stock or (ii) any such convertible securities issuable upon exercise of outstanding options, warrants or other rights that are then exercisable.

          1.2 "Shareholder Stock" means all Stock proposed to be Transferred by a Shareholder other than Excluded Stock.

          1.3 "Excluded Stock" means, with respect to any Shareholder, an aggregate of ten percent (10%) of the shares of Stock (on an as-converted to Common Stock basis) held by such Shareholder on the date of this Agreement.

          1.4 "Transfer" and "Transferred" mean and include any sale, assignment, encumbrance, hypothecation, pledge, conveyance in trust, gift, transfer by bequest, devise or descent, or other transfer or disposition of any kind, including but not limited to transfers to receivers, levying creditors, trustees or receivers in bankruptcy proceedings or general assignees for the benefit of creditors, whether voluntary or by operation of law, directly or indirectly, except for:
            ------ ---

          (a) any pledge made pursuant to a bona fide loan transaction if the pledgee executes a counterpart copy of this Agreement and becomes bound thereby as if such pledgee were a Shareholder;

          (b) any transfers of Stock by gift during a Shareholder's lifetime or on a Shareholder's death by will or intestacy to such Shareholder's "immediate family" (as defined below) or to a trust for the benefit of Shareholder or Shareholder's immediate family, provided that each transferee or other recipient executes a counterpart copy of this Agreement and becomes bound thereby as a Shareholder. For purposes of this Agreement, the term "immediate family" means
                                                       ----------------
Shareholder's spouse, lineal descendant or antecedent (whether natural or adopted), brother or sister, or the spouse of any of the foregoing;

          (c) any transfer of Stock by a Shareholder made: (i) pursuant to a statutory merger or statutory consolidation of the Company with or into another corporation or corporations; (ii) pursuant to the winding up and dissolution of the Company; or
(iii) at, and pursuant to, the IPO;

          (d) any transfers of Stock to an Investor pursuant to such Investor's exercise of such Investor's assigned right of first refusal hereunder; or

          (e) any transfer of Stock to the Company upon exercise of the right of repurchase or right of first refusal set forth in any founders' stock purchase agreement, option exercise agreement or other agreement with the Company that was entered into by the Shareholder at the time he or she acquired such Stock.

          1.5 "IPO" means the firm underwritten public offering of the Company's Common Stock to the general public pursuant to an effective registration statement filed on Form S-1, or any successor form, under the Securities Act of 1933, as amended.

     2.   ASSIGNMENT OF RIGHT OF FIRST REFUSAL.
          ------------------------------------

          2.1  Company's Right of First Refusal. Pursuant to the Founders
               --------------------------------
Agreements, the Series A Agreement and stock option exercise agreements entered under the Plans (collectively, the "Restricted Stock Agreements"), the Company has certain rights of first refusal to purchase shares of capital stock of the Company ("Shares"), initially acquired under such Restricted Stock Agreements, in the event that the holders of such Shares (each, a "Holder") wish to sell, assign or otherwise transfer such Shares (which rights of the Company, excluding rights to acquire Shares at their original purchase price upon termination of employment or services, are referred to herein as "Rights of First Refusal"). Upon receipt by the Company of a written notice (the "Notice") from a Holder (a "Selling Holder"), pursuant to a Right of First Refusal, of a proposed sale, assignment or other transfer of Shares (the "Offer Stock"), the Company will elect, within ten (10) days following the date such Notice is given, whether to exercise, in full or in part, its Right of First Refusal to purchase the Offered Stock. If the Company does not exercise its Right of First Refusal in full to purchase all the Offered Stock, the Company must, within two business days following such ten day period, (i) give copies of the Notice to the Investors and (ii) assign to the Investors, pro rata based upon their ownership of shares of Series B Stock, Series C Stock, Series D Stock and Common Stock issuable upon conversion of such Series B Stock, Series C Stock and Series D Stock (on an as-converted to Common Stock basis), its Right of First Refusal respecting the Offered Stock as to which it has not exercised its Right of First Refusal.

     3.   RIGHT OF CO-SALE.
          ----------------

          3.1  Right of Co-Sale. If a Shareholder wishes to Transfer any shares
               ----------------
of Shareholder Stock (other than Excluded Stock), then upon such Shareholder's receipt from a third party or third parties (the "Proposed Transferee(s)") of a bona fide offer therefor, each Investor will have the right to participate in the Transfer of such shares in the manner set forth herein (the "Right of Co-Sale"). The Shareholder must give to each Investor a written notice setting forth the number of shares and type of Shareholder Stock proposed to be Transferred, the purchase price therefor, the identity of the Proposed Transferee(s) and other noticed terms of such proposed Transfer (the "Co-Sale Notice"). Pursuant to this Section 3, each Investor may Transfer to the Proposed Transferee(s) identified in the Co-Sale Notice such Investor's Pro Rata Share of the Shareholder Stock by giving written notice to the Selling Shareholder within ten (10) days after the Co-Sale Notice is given in accordance with the preceding sentence specifying the number of shares and type of Stock that such Investor desires to Transfer to each Proposed Transferee by exercising the Right of Co-Sale. For purposes of this Section 3, an Investor's "Pro Rata Share" will be defined as a fraction, the numerator of which is the number of shares of Series B Stock, Series C Stock, Series D Stock and Common Stock issuable upon conversion of such Series B Stock, Series C Stock, and Series D Stock (on an as-converted to Common Stock basis) then owned by such Investor, and the denominator of which is the number of shares of Series B Stock, Series C Stock, Series D Stock and Common Stock issuable upon conversion of such Series B Stock, Series C Stock and Series D Stock (on an as-converted to Common Stock basis) then owned by all Investors having a Right of Co-Sale hereunder plus the number of shares of Stock held by the Selling Shareholder who proposes the Transfer.

          3.2  Consummation of Co-Sale. Each Investor, in exercising the Right
               -----------------------
of Co-Sale, may effect such Investor's participation in such Transfer by delivering to the Selling Shareholder at the closing of the Transfer of Shareholder Stock to the Proposed Transferee(s) (the "Closing") one or more certificates, properly endorsed for Transfer, representing such Stock to be Transferred by such Investor. At the Closing, such certificates or other instruments will be Transferred and delivered to the Proposed Transferee(s) set forth in the Notice in consummation of the Transfer of the Shareholder Stock pursuant to the terms and conditions specified in the Notice, and the Shareholder will remit, or will cause to be remitted, to such Investor within seven (7) days after such Closing that portion of the proceeds of the Transfer to which such Investor is entitled by reason of such Investor's participation in such transfer pursuant to the Right of Co-Sale.

          3.3  Multiple Series, Classes Or Types Of Stock. If the Shareholder
               ------------------------------------------
Stock consists of more than one series or class or type of Stock, each Investor has the right to Transfer hereunder such Investor's Pro Rata Share of each such series, class or type of Stock; provided, however, that (a) if such Investor does not hold any of such series, class, or type of Stock, and the Proposed Transferee is not willing, at the Closing, to purchase some other series, class or type of Stock from such Investor as part of such Investor's Pro Rata Share or
(b) if the Proposed Transferee is unwilling to purchase any Stock from such Investor at the Closing (each such circumstance being referred to herein as an "Incomplete Co-Sale"), then such Investor will have the put right (the "Put Right") set forth in Section 4.2 hereof.

     4.   REFUSAL TO TRANSFER; PUT RIGHT.
          ------------------------------

          4.1  Refusal to Transfer. Any attempt by any Transferring Shareholder
               -------------------
to Transfer any Stock in violation of Section 3 of this Agreement will be void. The Company will not (a) transfer on its books any Stock that has been sold, gifted or otherwise transferred in violation of this Agreement, or (b) treat as owner of such Stock, or accord the right to vote to or pay dividends to any purchaser, donee or other transferee to whom such Stock may have been so transferred.

          4.2  Put Right. If a Transferring Shareholder Transfers any Stock in
               ---------
contravention of an Investor's Right of Co-Sale under this Agreement (a "Prohibited Transfer"), or if an Incomplete Co-Sale occurs and the provisions of
Section 3.3 hereof apply, the relevant Investor may require such Transferring Shareholder to purchase from such Investor, for cash or such other consideration as the Transferring Shareholder received in the Prohibited Transfer or Incomplete Co-Sale, that number of shares of Stock (of the same class, series or type as transferred in the Prohibited Transfer or Incomplete Co-Sale, if such Investor then owns Stock of such class, series or type, and otherwise of Common Stock) having a purchase price equal to the aggregate purchase price such Investor would have received in the closing of such Prohibited Transfer or Incomplete Co-Sale if such Investor had exercised and been able to consummate such Investor's Right of Co-Sale with respect thereto (the Investor's "Put Right"). An Investor may exercise such Investor's Put Right by delivery of written notice to the Transferring Shareholder and the Company (a "Put Notice") within ten (10) days after such Investor becomes aware of the Prohibited Transfer or Incomplete Co-Sale. The closing of such sale to the Transferring Shareholder under such Investor's Put Right will occur within seven (7) days after the date of such Investor's Put Notice.

     5.   RESTRICTIVE LEGEND AND STOP-TRANSFER ORDERS.
          -------------------------------------------

          5.1  Legend. Each Shareholder understands and agrees that the Company
               ------
will cause the legend set forth below, or a legend substantially equivalent thereto, to be placed upon any certificate(s) or other documents or instruments evidencing ownership of Stock by the Shareholder:

     THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RIGHTS OF CO-SALE AS SET FORTH IN A CO-SALE AGREEMENT ENTERED INTO BY THE HOLDER OF THESE SHARES, THE COMPANY AND CERTAIN SHAREHOLDERS OF THE COMPANY. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY. SUCH RIGHTS OF CO-SALE ARE BINDING ON TRANSFEREES OF THESE SHARES.

          5.2  Stop Transfer Instructions. Each Shareholder agrees, to ensure
               --------------------------
compliance with the restrictions referred to herein, that the Company may issue appropriate "stop transfer" certificates or instructions and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its records.

     6.   ESCROW. As security for the faithful performance of this Agreement,
          ------
each Shareholder agrees to immediately deliver all certificate(s) evidencing such Shareholder's Stock (whether now owned or hereafter acquired by each Shareholder), together with a stock power for each certificate in the form of Exhibit C attached hereto, or such comparable instrument as the Company
---------
reasonably may request, executed by such Shareholder and his or her spouse (with the transferee, date, certificate number and number of shares of Stock left blank), to the President of the Company or the President's designee (the "Escrow Holder"), who is hereby appointed to hold such certificate(s) and stock power(s) in escrow and to take all such actions and to effectuate all such transfers and/or releases of such Stock as are in accordance with this Agreement. Upon marriage or remarriage of a Shareholder, so long as he or she still holds Stock, such Shareholder will deliver to the Escrow Holder a new stock power, or comparable instrument, executed by such Shareholder and his or her new spouse. Each party hereto agrees that the Escrow Holder (a) is an intended third party beneficiary of this Section 6, (b) will not be liable to any party to this Agreement (or to any other party) for any actions or omissions except for willful misconduct in violation of this Agreement and (c) may rely upon any letter, notice or other document executed by any signature purported to be genuine and may rely on advice of counsel and obey any order of any court with respect to the transactions contemplated herein. The Stock will be released from escrow hereunder as necessary to effect the Right of Co-Sale and upon termination of the Right of Co-Sale.

     7.   TERMINATION AND WAIVER.
          ----------------------

          7.1  Termination. The Company's obligations under Section 2.1 and the
               -----------
Right of Co-Sale will terminate upon the earliest to occur of the following: (a) immediately prior to the closing of the IPO; (b) the date on which this Agreement is terminated by a writing executed by the Company and holders of a majority of the voting power of the Stock then held by all Investors; (c) the dissolution of the Company; (d) the closing of the sale of all or substantially all the assets of the Company, or a merger, consolidation, reorganization or other transaction or series of related transactions resulting in the exchange of outstanding shares of the Company's securities such that the shareholders of the Company prior to such transaction or series of transactions owns, directly or indirectly, less than fifty (50%) of the voting power of the surviving entity; or (e) as to any Investor, the date on which such Investor owns less than 1,250,000 shares of Preferred Stock (on an as-converted to Common Stock basis) of the Company.

          7.2  Waiver. The application of the Right of Co-Sale of an Investor as
               ------
to any proposed Transfer by a Shareholder of any Stock may be waived in advance of or after such transfer by the written agreement of the Investors holding a majority of the voting power of the Stock then held by all Investors, in which case such waiver will be binding as to all Investors. The Company and the Investors will have the absolute right to exercise or refrain from exercising any right or rights that each such party may have by reason of this Agreement, including without limitation the right to purchase or participate in the sale of Shareholder Stock. Neither the Company nor any Investor will incur any liability to any other party hereto with respect to exercising or refraining from exercising any such right or rights. Any waiver by a party of its rights hereunder will be effective only if evidenced by a written instrument executed by such party or its authorized representative.

     8.   MISCELLANEOUS PROVISIONS.
          ------------------------

          8.1  Notices. Any notice required or permitted to be given to a party
               -------
pursuant to the provisions of this Agreement will be in writing and will be effective and deemed given to such party under this Agreement on the earliest of the following:

          (a)  the date of personal delivery;

          (b) one (1) business day after transmission by facsimile or telecopier, addressed to the other party at its facsimile number or telecopier address specified herein (or hereafter noticed to the parties hereto), with confirmation of transmission;

          (c) one (1) business day after deposit with a return receipt express courier for United States deliveries, or three (3) business days after such deposit for deliveries outside of the United States; or

          (d) three (3) business days after deposit in the United States mail by registered or certified mail (return receipt requested) for United States deliveries.

All notices not delivered personally or by facsimile will be sent with postage and/or other charges prepaid and properly addressed to the party to be notified at the address set forth below such party's signature on this Agreement or on an Exhibit hereto, or at such other address as such other party may designate by ten (10) days advance written notice to the other parties hereto. All notices for delivery outside the United States will be sent by facsimile or by express courier. Any notice given hereunder to more than one person will be deemed to have been given, for purposes of counting time periods hereunder, on the date effectively given to the last party required to be given such notice. Notices to the Company will be marked "Attention: President."

          8.2  Binding on Successors and Assigns; Inclusion Within Certain
               -----------------------------------------------------------
Definitions. This Agreement, and the rights and obligations of the parties
-----------
hereunder, will inure to the benefit of, and be binding upon, their respective successors, assigns, heirs, executors, administrators and legal representatives and any transferee of Stock. Any permitted transferee of a Shareholder who is required to become a party hereto will be considered a "Shareholder" for purposes of this Agreement without the need for any consent, approval or signature of any party hereto.

          8.3  Severability. If any provision of this Agreement is held to be
               ------------
invalid, illegal or unenforceable in any respect, such provision will be enforced to the maximum extent possible and such invalidity, illegality or unenforceability will not affect any other provision of this Agreement, and this Agreement will be construed as if such invalid, illegal or unenforceable provision had (to the extent not enforceable) never been contained herein.

          8.4  Amendment.
               ---------

               (a) This Agreement may be amended only by a written agreement executed by the Company, Investors holding at least a majority of the Series B Stock, Series C Stock and Series D Stock (on an as-converted to Common Stock basis) then held by all Investors and Shareholders holding at least a majority of the Series A Stock (on an as-converted to Common Stock basis) and Common Stock then held by all Shareholders, provided, that any amendment that treats
                                     --------  ----
any Shareholder in a materially adverse manner that is different than any other Shareholder will require the separate approval of such Shareholder. Any amendment effected in accordance with this Section 8.4 will be binding upon the Company, the Investors, the Shareholders and each of their respective successors and assigns.

          (b) If an Investor sells or transfers some or all of such Investor's Stock, then any transferee of such Investor shall be subject to all rights and obligations under this Agreement as the Investor from whom such Stock was acquired would have if such Investor owned the Stock so transferred. If a Shareholder sells or transfers some or all of such Shareholder's Stock, and such Stock remains subject to this Agreement, then such Shareholder's transferee shall be subject to all of the rights and obligations under this Agreement as the Shareholder from whom such Stock was acquired would have if such Shareholder owned the Stock so transferred.

          (c)  Notwithstanding anything herein to the contrary, if pursuant to
Section 2.2 of the Purchase Agreement, additional parties may purchase shares of Series D Stock as "New Investors" thereunder, then each such New Investor shall become a party to this Agreement as an "Investor" hereunder, without the need for any consent, approval or signature of any Investor or any Shareholder when such new Investor has both: (a) purchased shares of Series D Stock under the Purchase Agreement and paid the Company all consideration payable for such shares and (b) executed one or more counterpart signature pages to this Agreement.

          8.5  Governing Law. This Agreement will be governed by and construed
               -------------
in accordance with the internal laws of the State of California, excluding that body of law pertaining to conflict of laws.

          8.6  Obligation of Company; Binding Nature of Exercise. The Company
               -------------------------------------------------
agrees to use its best efforts to enforce the terms of this Agreement, to inform each Investor of any breach hereof (to the extent the Company has knowledge thereof) and to assist each Investor in the exercise of such Investor's rights and performance of such Investor's obligations hereunder.

          8.7  Counterparts. This Agreement may be executed in any number of
               ------------
counterparts, each of which when so executed and delivered will be deemed an original, and all such counterparts together will constitute one and the same agreement.

          8.8  Entire Agreement. This Agreement, including all Exhibits hereto,
               ----------------
each of which is incorporated herein by reference, constitutes the entire agreement of the parties with respect to the specific subject matter hereof and supersedes in their entirety all other agreements or understandings between or among the parties hereto with respect to such specific subject matter.

          8.9  Conflict. In the event of any conflict between the terms of this
               --------
Agreement and the Company's Articles of Incorporation or its Bylaws, the terms of the Company's Articles of Incorporation or its Bylaws, as the case may be, will control. In the event of any conflict between the terms of this Agreement and any other agreement to which an Investor is a party or by which the Selling Shareholder is bound, the terms of this Agreement will control, except insofar as this Agreement provides otherwise with respect to any Founders Agreement. In the event of any conflict between the Company's books and records and this Agreement or any notice delivered hereunder, the Company's books and records will control absent fraud or error.

          8.10 Calculation; Binding Effect of Company Notices. All calculations
               ----------------------------------------------
of an Investor's Pro Rata Share will be made by the Company as of the date of the Company's notice in which such Pro Rata Share appears. The Pro Rata Share of an Investor as shown on any notice required hereunder to be delivered by the Company will be binding upon the parties hereto absent fraud or error.

          8.11 Headings. The captions and headings of this Agreement are
               --------
included for ease of reference only and will be disregarded in interpreting or construing this Agreement. Unless otherwise stated, all references herein to Sections and Exhibits will refer to Sections of and Exhibits to this Agreement.

          8.12 Adjustments for Stock Splits, Etc. Wherever in this Agreement
               ---------------------------------
there is a reference to a specific number of shares of Common Stock or Preferred Stock of the Company of any class or series, then, upon the occurrence of any subdivision, combination or stock dividend of such class or series of stock, the specific number of shares so referenced in this Agreement shall automatically be proportionally adjusted to reflect the affect on the outstanding shares of such class or series of stock by such subdivision, combination or stock dividend.

          8.13 Prior Agreement Superseded. Pursuant to Section 8.4 of the Prior
               --------------------------
Agreement, the undersigned parties who are parties to such Prior Agreement hereby restate the Prior Agreement to read in its entirety as set forth in this Agreement, such that the Prior Agreement is hereby terminated and entirely replaced and superseded by this Agreement.


                 [Remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the undersigned parties hereto have executed this Agreement as of the date first written above.

COMPANY:                                     INVESTORS:
-------                                      ---------

By: ________________________________         ___________________________________
                                             (please print name here)
                                                     -----
Name: ______________________________
                                             By: _______________________________
Title: _____________________________
                                             Name: _____________________________
Address: 2954 Eden Landing Road
         Hayward, CA 94545                   Title: ____________________________

                                             Address: __________________________
                                                      __________________________


SHAREHOLDERS:
------------

____________________________________
(please print name here)
        -----

By: ________________________________

Name: ______________________________

Title: _____________________________

Address: ___________________________
         ___________________________


          [Signature Page to Amended and Restated Co-Sale Agreement]



Exhibits
--------
Exhibit A:  List of Investors
Exhibit B:  List of Shareholders
Exhibit C:  Stock Power Separate from Certificate

                                   EXHIBIT A
                                   ---------

                               LIST OF INVESTORS

                        [Can be provided upon request]

                                   EXHIBIT B
                                   ---------

                             LIST OF SHAREHOLDERS


                        [Can be provided upon request]

                                   EXHIBIT C
                                   ---------

                          STOCK POWER AND ASSIGNMENT
                           SEPARATE FROM CERTIFICATE

     FOR VALUE RECEIVED and pursuant to that certain Amended and Restated Co-Sale Agreement dated as of February 4, 2000 (the "Agreement"), the undersigned hereby sells, assigns and transfers unto ______________________________________,
______________________________ shares of the common stock of AllAdvantage.com, a California corporation (the "Company"), standing in the undersigned's name on the books of the Company represented by Certificate No(s). __________ delivered herewith, and does hereby irrevocably constitute and appoint the Secretary of the Company as the undersigned's attorney-in-fact, with full power of substitution, to transfer said stock on the books of the Company. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND THE EXHIBITS THERETO.

Dated:  ________________, _____

                                        SHAREHOLDER


                                        ________________________________________
                                        [Signature of Shareholder]


                                        ________________________________________
                                        [Print name of Shareholder]


                                        ________________________________________
                                        [Spouse's Signature, if married]


                                        ________________________________________
                                        [Print Spouse's Name, if married]


Instruction:  Please do not fill in any blanks other than the signature line.
-----------             ---
The purpose of this Stock Power and Assignment is to enable the Company and/or its assignee(s) and certain other parties to exercise their respective "Rights of Co-Sale" as set forth in the Agreement without requiring additional signatures on the part of the Shareholder or Shareholder's Spouse.

                                   EXHIBIT J

                               Lock-Up Agreement
                               -----------------

                        [Can be provided upon request]

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                                   EXHIBIT K

                              NASD Questionnaire
                              ------------------

                        [Can be provided upon request]